UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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NETREIT

(Name of Registrant as Specified In Its Charter)

Not Applicable

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NETREIT
Notice of Annual Meeting of Shareholders
To Be Held August 28, 2009
This is the formal agenda for our 2009 annual shareholder meeting. It tells you what matters will be voted on and if you can attend the meeting in person, the time and place of the meeting.
To the Shareholders of NetREIT
The Annual Meeting of Shareholders will be held on Friday, August 28, 2009 at 9:30 a.m., Pacific Time, at the Company’s headquarters, 1282 Pacific Oaks Place, Escondido, California, 92029.
Items of Business.
1.	To elect eight (8) Members to the Board of Directors to serve until the 2010 annual shareholders’ meeting or until their respective successors are duly elected and qualify.

2.	To adopt the amended Bylaws and Articles of Incorporation.

3.	To consider and act any other business which may properly come before the meeting or any adjournments or postponements of the Annual Meeting.
Management will report on the current activities of NetREIT and comment on its future plans. A discussion period is planned so that shareholders will have an opportunity to ask questions and make appropriate comments.
Only shareholders of record at the close of business on July 7, 2009 will be entitled to notice of and to vote at the Annual Meeting or adjournment or postponement thereof. A list of shareholders will be available for inspection at NetREIT corporate offices at 1282 Pacific Oaks Place, Escondido, California, 92029 at least ten (10) days prior to the Annual Meeting.
YOUR VOTE MATTERS. We urge you to mark, sign, date, and return the enclosed proxy in the postage paid envelope so you will be represented at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS
Jack K. Heilbron
Chief Executive Officer and Chairman of the Board
July           , 2009

NetREIT
1282 Pacific Oaks Place
Escondido, California 92029
PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on August 28, 2009
This proxy statement, with the enclosed proxy card, is furnished to the Company’s shareholders in connection with the solicitation by the Board of Directors of NetREIT (the “Board”) of your proxy card to be voted at the 2009 annual meeting of shareholders of NetREIT (the “Company”) to be held on Friday, August 28, 2009 at 9:30 a.m., at the Company’s corporate headquarters, 1282 Pacific Oaks Place, Escondido, California, 92029 and at any adjournments or postponement thereof. The Notice of Annual Meeting, this Proxy Statement, and the accompanying proxy/voting instruction card are being mailed to all shareholders on or about July   , 2009.
PURPOSE OF THE MEETING
At the Annual Meeting, the shareholders of the Company will be asked to elect the eight (8) members to serve on the Board of Directors until the 2010 annual meeting or until their respective successors are duly elected and qualified; adopt the amended and restated Bylaws and Articles of Incorporation; and consider and vote upon the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.
In the event that proxies sufficient in number to constitute a quorum are not received before the meeting starts, the shareholders present at the meeting and/or the persons named as proxies may vote to adjourn the meeting to permit further solicitation of proxies. Such adjournments will require the affirmative vote of the holders of a majority of the Company’s common stock (“share”) present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment.
VOTING RIGHTS
Only holders of record of shares at the close of business on July 7, 2009 are entitled to receive notice of and to vote their shares at the Annual Meeting or any adjournments thereof. As of that date there were issued and outstanding 8,142,557 shares. Each outstanding share is entitled to one vote on each matter properly brought before the Annual Meeting.

VOTING PROCEDURES
The presence of the holders of a majority of outstanding shares entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that abstain from voting on any proposal and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker, or other holder of record holding shares for a beneficial owner does not vote because that holder does not have discretionary voting power and has not received voting instructions from the beneficial owner.
If you are a stockholder of record, you may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 1282 Pacific Oaks Place, Escondido, CA 92029 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless you actually vote in person at the meeting. For shares you hold beneficially in street name, you may change your vote by submitting a new voting instruction to your broker or other nominee following the instruction they provided, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.
Election of Directors
Voting for the election of Directors is cumulative. In voting for Directors, you may cumulate your total votes and cast all of your votes for any one or combination of candidates. Your total votes equal the number of candidates (8) multiplied by the number of shares you are entitled to vote. In the event a quorum is not present and the meeting is not convened, each of the Company’s current Directors will remain in office and continue to serve until their successors are duly elected and qualified. By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an “X” in the box marked “VOTE FOR NOMINEE(S) NOT LINED OUT,” and by striking a line through the nominees’ name or names on the Proxy.
SOLICITATION OF PROXIES
If you cannot attend the meeting, the accompanying Proxy Card should be used to instruct the person named as the proxy to vote your shares in accordance with your directions. The persons named in the accompanying proxy card will vote shares of Common Stock represented by all valid proxies in accordance with the contained instructions. In the absence of instructions, shares represented by properly executed proxies will be voted FOR the election of those eight (8) persons designated hereinafter as nominees for Directors of NetREIT and in the discretion of the named proxies with respect to any other matters presented at the Annual Meeting.
Your proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company at any time prior to voting and it shall be suspended if you are a shareholder of record or valid proxyholder who attends the Annual Meeting and elects to vote in person. Unless revoked, properly executed proxies with respect to the Company will be voted as indicated in this Proxy Statement. An “abstention” on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote “against” such proposal.
The expense of solicitation of proxies, including the cost of preparing and mailing the Notice of Shareholders’ Meeting and this Proxy Statement, will be paid by the Company. In addition to solicitation by mail, our Directors, officers, employees and agents may solicit proxies by telephone, internet or otherwise. These Directors, officers and employees will not be additionally compensated for the solicitation, but may be reimbursed for their out-of-pocket expenses. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of our common stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

ANNUAL REPORT OF THE COMPANY
The annual report of the Company containing financial statements for the fiscal year ended December 31, 2008 is included with this notice of shareholder meeting.
PROPOSAL 1
ELECTION OF DIRECTORS
Pursuant to a resolution adopted by a majority of the authorized number of Directors, the authorized number of members of the Board has been set at eight (8).
At the meeting, you will be asked to elect eight (8) members to the Board. The seven (7) current Directors will be up for election at the Annual Meeting. In addition, the Board has recommended that Mr. William Allen be elected to the Board. For your review and consideration, a biography of each nominee for Director is contained in this proxy under the section titled Corporate Governance, Director Nominees. The term of office of each person elected to be a Director of the Company will be until the next regular or annual meeting of the shareholders at which election of Directors is an agenda item, and until his successor is duly elected and shall qualify. If any unforeseen event prevents one or more of the nominees from serving as a Director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each current Director and the nominees to serve as a Director of the Company.
The Board recommends a vote “FOR” the election of each of the Directors nominated.
PROPOSAL 2
AMENDMENT TO THE BY-LAWS &
ARTICLES OF INCORPORATION
A.	Proposal to Amend the Company’s Bylaws and Provide for Change in Shareholder Meeting Date.
Background of Proposal
Article III, Section 2, of the Bylaws currently require the Company to hold the Annual Shareholder Meeting within five (5) months after the end of the calendar year, and within fifteen (15) months after the last annual meeting. It is the Company’s intention to have the annual shareholder meeting at approximately the same time each year with updated and current Company information. However, the hard deadline of five (5) months may have the effect of not allowing the Company sufficient time to prepare the annual report and proxy materials in light of the additional filings and requirements that are required of a public company. The Board has approved the deletion of the five (5) month requirement, and believes the interests of the Company and the shareholders are met by allowing the flexibility of the minimum fifteen (15) month window. A copy of our proposed amended Bylaws are attached to this Proxy as Annex A.
Article III Section 2 Annual Meeting

New Bylaws
The annual meeting of shareholders shall be held at least once each year on a date and at a time designated by the Board of Directors at a location convenient to the shareholders. The date so designated shall be within fifteen (15) months after the last annual meeting. At each annual meeting directors shall be elected and any other proper business may be transacted.
Old Bylaws
The annual meeting of shareholders shall be held at least once each year on a date and at a time designated by the board of directors at a location convenient to the shareholders. The date so designated shall be within five (5) months after the end of the calendar year and fifteen (15) months after the last annual meeting. At each annual meeting directors shall be elected and any other proper business may be transacted.

B.	Proposal to Amend the Company’s Bylaws and Articles of Incorporation to Correct Inconsistency for Number of Directors
Background of Proposal
The Bylaws and the Articles of Incorporation have existed in conflict since inception regarding the maximum and minimum number of Directors allowed by the Company. While Article IV, Section 2 of the Bylaws allowed for a minimum number of four (4) and maximum number of nine (9) Directors, Section V of the Articles of Incorporation stated the minimum number of Directors to be four (4) and the maximum number of Directors to be seven (7). The Bylaws also contained a confusing reference indicating that the exact number of Directors would be four (4).
The Board has approved and recommends a change to clarify and fix the inconsistency and in accordance with California law, amend Article IV, Section 2 of the Bylaws to reflect the number of Directors of the Company shall be not less than five (5) nor more than nine (9). The Board believes that by selecting an odd number for both the minimum and maximum number, and allowing for a larger number of Directors to serve, it will help prevent potential deadlock and ensure sufficient diversity.
Since there is no legal requirement that the Articles of Incorporation specify the number of Directors, the Board recommends that the Articles be amended by deleting Section V in its entirety, and renumbering Section VI to be Section V. A copy of our proposed Restated and Amended Articles of Incorporation are attached to this Proxy as Annex B.
Article IV Section 2 Number and Qualification of Directors

New Bylaws
The number of Directors of the Corporation shall be not less than five (5) nor more than nine (9). The exact number of Directors may be changed, from time to time, within the limits specified above, by approval of the majority of the Board of Directors or by the shareholders. A majority of the Directors shall be Independent Directors.
Old Bylaws
The number of directors of the Corporation shall be not less than four (4) nor more than nine (9). The exact number of directors shall be four (4) which number may be changed, from time to time, within the limits specified above, by approval of the majority of the board of directors or by the shareholders. A majority of the directors shall be Independent Directors.

C.	Proposal to Amend the Company’s Bylaws to Require a 66 2/3 Majority For Reduction of Directors to Less than Five (5).
Background of Proposal
Article IV, Section 2 of the Bylaws currently states that an amendment reducing the fixed number or the minimum directors to a number less than four (4) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3) of the outstanding shares entitled to vote thereon.
The Board has reviewed the current Bylaws and California law and, in conjunction with Proposal 2A, the Board recommends amending Article IV to state that a bylaw or amendment of the articles reducing the fixed number or the minimum number of Directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 66 2/3% (sixty-six and two thirds percent) of the outstanding shares entitled to vote.
The pertinent section of California law, as written, states that after the issuance of shares, a bylaw or amendment of the articles reducing the fixed number or the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 162/3 percent of the outstanding shares entitled to vote [emphasis added].

In order to maintain the integrity and consistency of the Directors and the Board and in compliance with California law and in the best interest of the Shareholders, the Company believes a super-majority vote of outstanding shares should be required to reduce the number of Directors below the minimum number of less than five (5). The Company further believes the threshold for the minimum number of Directors requiring the super majority vote should equal the minimum number of five (5) Directors proposed in 2A. While the number written in the California law is ambiguous and subject to potentially more than one mathematical interpretation, a super-majority of sixty-six and two-thirds (66 & 2/3) would exceed any minimum percentage that could be interpreted as required by California law.
Article IV Section 2 Number and Qualification of Directors

New Bylaws
The indefinite number of Directors may be changed, or a definite number fixed without provision for an indefinite number, but a duly adopted amendment to the Articles of Incorporation or by an amendment to this Bylaw duly adopted by the vote or written consent of holders of a majority of outstanding shares entitled to vote; provided however than an amendment reducing the fixed number or the minimum Directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to or more than sixty-six and two-thirds percent (66 2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized Directors to a number greater than two times the stated minimum number minus one.
Old Bylaws
The indefinite number of directors may be changed, or a definite number fixed without provision for an indefinite number, but a duly adopted amendment to the Articles of Incorporation or by an amendment to this Bylaw duly adopted by the vote or written consent of holders of a majority of outstanding shares entitled to vote; provided however than an amendment reducing the fixed number or the minimum directors to a number less than four (4) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to or more than sixteen and two-thirds percent (16 2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number minus one.

D.	Proposal to Amend Bylaws to allow certain investments for hedging purposes only and not speculation.
Background of Proposal
In order to maintain diversity and flexibility, the Board recommends the following change to allow for certain investments for hedging purposes only. Such an investment would allow both growth and the Company flexibility to make such investments should the Company and the Board of Directors believe that it is in the best interests of the Company and the Shareholders. Therefore, the Board recommends the change to the Bylaws, and believes the impact will be minimal.
Article VIII Section 2 Investment Prohibitions

New Bylaws
(a)	Invest in commodities, commodities futures contracts, foreign currency and bullion except interest rate futures, unless solely for hedging but not speculation purposes.
Old Bylaws
(a)	Invest in commodities, commodities futures contracts, foreign currency and bullion except interest rate futures.

E.	Proposal to Amend Bylaws to allow additional company structures that may be used for investment in real property ownership.
Background of Proposal
Since the inception of the Company, the number of investment structures currently in use and available to REITs has grown tremendously. As such, the Board believes that adding the additional entities as vehicles for real property ownership, while removing the eighteen month restriction, allows the Company greater flexibility and the ability to compete with other REITs that currently invest in these types of structures. Therefore the Board recommends the Shareholders approve this change.

Article VIII Section 2 Investment Prohibitions

New Bylaws
(i)
Invest in the equity securities of non-governmental issuer other than the Corporation’s REIT subsidiary or non-REIT subsidiary, including another REIT, or partnership, limited partnership, limited liability company, joint venture, or other ventures for the ownership of Real Property or invest in equity securities of a Director or Affiliate thereof.

Old Bylaws
(i)
Investments in the equity securities of non-governmental issuer other than the Corporation’s REIT subsidiary or non-REIT subsidiary, including another REIT, or partnership for a period in excess of eighteen months or investment in equity securities of an advisor, director or Affiliate thereof.

F.	Proposal to Amend Bylaws to allow for issuance of redeemable, voting equity preferred stock.
Background of Proposal
The Company has both common and preferred stock outstanding. Since it is common practice that preferred stock is redeemable, by limiting the issuance of redeemable securities, the Company could be potentially limiting an important source for future capital raising. Therefore, the Board has approved and now recommends the amendment to allow for the issuance of redeemable, equity preferred stock, as such an issuance is in the best interests of the Shareholders and Company.
Article VIII Section 4 Prohibited Security Issuances

New Bylaws
(d)	Redeemable, or assessable securities except for redeemable, equity preferred stock; or
Old Bylaws
(d)	Redeemable, assessable or non-voting equity securities; or

G.	Proposal to Amend Bylaws to remove all references to Advisor and Advisory Contracts.
Background of Proposal
The Bylaws currently contain out-dated references to “Advisors” and “Advisory Contracts” as defined in Article I of the Bylaws. Since the Company is a self-administered REIT, meaning that all major real estate functions are performed in-house by the REIT personnel, the Company no longer employs or relies on outside advisors to present investment opportunities to the Board. Additionally, the Company does not intend to work with advisors in the future. Since the Board believes a self-advised structure is more efficient and provides the potential for better performance and growth, it has approved and now recommends the Bylaws be amended to delete all references to “advisors” and “advisory contracts”.
Articles and Sections of the Old Bylaws affected by this deletion are:
Article I, Sections 1, 2, 13, 20, 26
Article IV, Sections 1, 16
Article VII, Sections 2, 11
Article VIII, Sections 2, 3
Article IX in its entirety
The Board recommends a vote “FOR” each Amendment to the Bylaws and Articles of Incorporation.

CORPORATE GOVERNANCE
Management does not intend to present any business at the meeting not mentioned in this Proxy Statement, and at the time of preparation of this Proxy Statement knows of no other business to be presented. If any other matters are properly brought before the meeting, the appointed proxies will vote all proxies on such matters in accordance with their judgment of the best interests of the Company.
DIRECTOR NOMINEES
Pertinent information regarding each nominee for the past five (5) years is set forth following his name below.

Positions with the Company
Name and (Age)	and Principal Occupations	Business Address

Bruce Staller (72)	Mr. Staller has served as a Director since June 2004. Until December 31, 2005, Mr. Staller was an investment counselor registered as an Investment Advisor under California Law. From 1988 through May 2003, Mr. Staller served as a Director of New Plan Excel Realty Trust, Inc., and its predecessor Excel Realty Trust, a New York Stock Exchange traded REIT. From 1988 until 1994, Mr. Staller served as President and Compliance Officer of First Wilshire Securities Management, Inc., a Pasadena based investment advisory firm. Since 1987, Mr. Staller served has served as Trustee and since 2000, he has served as Trustee and President of Monrovia Schools Foundations, Inc., a non-profit education corporation based in Monrovia, California.	3229 Elda Street Duarte, CA 91010

Sumner J. Rollings (60)	Mr. Rollings has served as a Director of NetREIT since April 2001. Mr. Rollings is Chief Executive Officer and sole shareholder of Wagon Wheel Corp. Inc., which owns the Wagon Wheel Restaurant in Escondido, California. From May 1999 to May 2001 Mr. Rollings served as sales executive for Joseph Webb Foods of Vista, California and previously from 1985 to 1999, sales executive for Alliant Food Service Sales.	1282 Pacific Oaks Place, Escondido, CA 92029

Positions with the Company
Name and (Age)	and Principal Occupations	Business Address

Thomas E. Schwartz (68)	Mr. Schwartz has served as a Director since April 2001. He also served as a Director of the Centurion Counsel Funds, an investment company registered under the Investment Company Act of 1940, from March 10, 2001 until 2005. Mr. Schwartz has been a Certified Financial Planner since 1990 and an Independent Certified Financial Planner since 2001. Since March 1999 he has served as a Director of Gold Terra, Inc., a closely-held Nevada corporation which participates in mining operations for gold, silver and other valuable mineral deposits.	1282 Pacific Oaks Place, Escondido, California

Jack K. Heilbron (58)	Mr. Heilbron has served as a Director and officer of the Company since its inception. Mr. Heilbron is a founding officer, Director, shareholder of CI Holding Group, Inc. and of its subsidiary corporations and currently serves as Chairman of these companies. Mr. Heilbron also serves as Chairman of Centurion Counsel, Inc., a licensed investment advisor. From 1994 until its dissolution in 1999, Mr. Heilbron served as the Chairman and/or Director of Clover Income and Growth REIT (“Clover REIT”). Mr. Heilbron presently holds a license as a registered securities principal with Centurion Institutional Services, Inc., a FINRA member broker-dealer. Mr. Heilbron graduated with a B.S. degree in Business Administration from California Polytechnic College, San Luis Obispo, California.	1282 Pacific Oaks Place, Escondido, California 92029

Larry G. Dubose (59)	Mr. Dubose has served as a Director since June 2005. Mr. Dubose currently serves as the President of Dubose Model Homes, a residential real estate investment company headquartered in Houston, Texas that he founded in 1985. After selling Dubose Model Homes in 2004, he returned to serve as the company’s President. Prior to forming that company, Mr. Dubose served as Vice President and Chief Financial Officer of a full service real estate brokerage company in Houston for six years. From June 1973 to February 1976, he served as a staff accountant with PriceWaterhouseCoopers f/k/a Price Waterhouse. Mr. Dubose graduated with a B.A. degree in Accounting from Lamar University in 1973. Although not active at present, Mr. Dubose was a Certified Public Accountant in the state of Texas. He also holds a real estate brokerage license.	14405 Walters Road Suite 310 Houston, Texas 77014

Positions with the Company
Name and (Age)	and Principal Occupations	Business Address

David Bruen (65)	Mr. Bruen has served as a Director since 2008. Mr. Bruen has been in the banking industry for over thirty years in both commercial lending and administration. Mr. Bruen began his career at Bank of America where he assumed additional responsibilities and ultimately became a Credit Administrator. He later held executive management positions at two independent banks in Northern California, as Chief Credit Officer and President, respectively. During the past seventeen years, Mr. Bruen has been in commercial lending to mid-size businesses in San Diego County for First Interstate Bank, Wells Fargo Bank, Mellon 1st Business Bank, and San Diego National Bank. Mr. Bruen recently retired from San Diego National Bank after 6 years as a senior commercial lending officer. Mr. Bruen is a graduate of San Diego State University and has an M.B.A. from the University of Southern California. He is a Life Member of the Pacific Life Holiday Bowl Committee and has been a member of the Presidents Association for Palomar College, Financial Executives International, San Diego MIT Enterprise Forum, and the Association for Corporate Growth.	1282 Pacific Oaks Place, Escondido, CA 92029

Kenneth W. Elsberry (71)	Mr. Elsberry has served as a Director since 2008. Mr. Elsberry has served as our chief financial officer since our inception. He also has served as chief financial officer and a Director of CI Holding Group, Inc. and certain of its affiliates. From December 2004 to October 2007, Mr. Elsberry served as chief financial officer of Trusonic, Inc., a startup technology company based in San Diego, California. From 1994 until 1998, Mr. Elsberry served as chief financial officer of Clover REIT. Since 1990, Mr. Elsberry has operated his own consulting firm, which provides financial and administrative consultation services to small and medium-sized companies. Mr. Elsberry received his Bachelor of Science degree in accounting from Colorado State University and is a registered securities principal. He is a member of the California Society of Certified Public Accountants, American Institute of Certified Public Accountants and National Association of Accountants.	1282 Pacific Oaks Place, Escondido, CA 92029

Positions with the Company
Name and (Age)	and Principal Occupations	Business Address

William Allen (64)	Mr. Allen is a nominee for Director. For 28 years, Mr. Allen was employed with PriceWaterhouseCoopers and was the tax partner in charge of the San Diego, California office until his retirement in 2000. From 2002 to 2006, Mr. Allen served as Chairman of the Board of Directors for Arrowhead General Insurance, and is currently on the Board of Directors for The Copley Press, Inc. Mr. Allen graduated from the University of Arizona with a Bachelor of Science degree in accounting. He is a member of the American Society of Certified Public Accountants, and the California Society of Certified Public Accountants.	1282 Pacific Oaks Place, Escondido, CA 92029
INFORMATION REGARDING OUR BOARD OF DIRECTORS AND ITS COMMITTEES
Board Committees
Our board has adopted a charter for each of the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee. Our board may, from time to time, establish certain other committees to facilitate our management. We have also adopted Corporate Governance Guidelines. The Committee Charters and Corporate Governance Guidelines are posted on our website at www.netreit.com and will be provided without charge upon request to the Corporate Secretary, NetREIT, 1282 Pacific Oaks Place, Escondido, California, 92029. The information contained on our website is not incorporated by reference into and does not form a part of this Proxy Statement.
Board Independence
Our Board has determined that each of our current Directors and nominees, except for Mr. Heilbron and Mr. Elsberry, have no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and is “independent” within the meaning of our Director independence standards. Our board established and employed the following categorical standards in determining whether a relationship is material and thus would disqualify such Director from being independent.
•	The Director is, or has been within the last three (3) years, our employee or an employee of any of our subsidiaries;

•	An immediate family member of the Director is, or has been within the last three (3) years, our executive officer or an executive officer of any of our subsidiaries;

•
The Director (or an immediate family member of the Director) received during any twelve-month period within the last three (3) years, more than $60,000 in direct compensation from us and/or any of our subsidiaries, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
The Director was affiliated with or employed within the last three (3) years by our present or former (internal or external) auditor or an immediate family member of the Director was affiliated with or employed in a professional capacity by our present or former (internal or external) auditor;

•
The Director (or an immediate family member of the Director) is, or has been within the last three (3) years, employed as an executive officer of another company where any of our executives served on that company’s compensation committee;

•
The Director is a current employee, or an immediate family member of the Director is a current executive officer of another company that made payments to, or received payments from us or any of our subsidiaries for property or services in an amount which, in any of the last three (3) fiscal years, exceeds the greater of $200,000, or two percent (2%) of such other company’s consolidated gross revenue;

•
The Director (or an immediate family member of the Director) was, within the last three (3) years, an affiliate or executive officer of another company which was indebted to us, or to which we were indebted, where the total amount of either company’s indebtedness to the other was five percent (5%) or more of our total consolidated assets or the total consolidated assets of the company he or she served as an affiliate or executive officer;

•
The Director (or an immediate family member of the Director) was, within the last three (3) years, an officer, Director or trustee of a charitable organization where our (or an affiliated charitable foundation’s) annual discretionary charitable contributions to the charitable organization exceeded the greater of $1 million or five percent (5%) of that organization’s revenues;

•
Within the last three (3) fiscal years has been an officer, Director or trustee of a charitable organization where NetREIT’s contributions (or an affiliated charitable foundation’s annual discretionary charitable contributions to the charitable organization) exceeded the greater of One Hundred Thousand Dollars ($100,000) or five percent (5%) of that organization’s consolidated gross revenue.

An “Affiliate” includes any person beneficially owning in excess of 10% of the voting power of, or a general partner or managing member of, a company.
Meetings and Attendance
Our Board of Directors met three (3) times during 2008. All Directors attended at least 75% of the aggregate meetings. Although we have no policy with regard to board members’ attendance at our annual meeting of shareholders, it is customary for, and we expect, all board members to attend.
To ensure free and open discussion among the Independent Directors of our board, the Independent Directors meet prior to each full board meeting.

Communications with the Board
Shareholders and other interested parties may communicate with our Lead Independent Director or with the non-management Directors, as a group, by sending an email to kelsberry@netreit.com or by regular mail addressed to the Lead Independent Director, c/o the Corporate Secretary, NetREIT, 1282 Pacific Oaks Place, Escondido, California, 92029. All correspondence will be forwarded promptly by the corporate secretary to the Lead Independent Director.
Audit Committee
Our Audit Committee of our Board of Directors is comprised of Mr. Larry Dubose (Chairman), Mr. David Bruen and Mr. Bruce Staller. Our Board has determined that Mr. Dubose qualifies as an audit committee financial expert, as defined by the regulations of the Securities and Exchange Commission (SEC). All of the members of the Audit Committee are “independent” within the meaning of our Director of independence standards and the audit committee requirements of the SEC.
The Audit Committee’s principal responsibilities include:
•	Assisting our board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and reporting practices;

•	The ultimate authority over the appointment, retention, compensation, oversight and evaluation of the work of the certified public accounting firm, and;

•	The selection, approval and engagement of our independent certified public accounting firm, approving any special assignments given to the independent accounting firm and reviewing:
•	The scope and results of the audit engagement with the independent accounting firm and management, including the independent accounting firm’s letters to the Audit Committee;

•	The independence of the independent accounting firm;

•	The effectiveness and efficiency of our internal accounting function; and

•	Any proposed significant accounting changes.
Compensation Committee
The Compensation Committee of our Board of Directors is comprised of Messrs. Staller (Chairman), and Rolling. All of the members of the Compensation Committee are “independent” within the meaning of our Director independence standards, as described above, and the audit committee requirements of the SEC. The Compensation Committee’s principal responsibilities include:
•
Assessing the Company’s financial and non financial performance against a number of factors it considers significant and relevant, evaluate the executive officers performance and set their compensation levels;

•	Reviewing and provide oversight of the Company’s compensation philosophy and shall approve the establishment of competitive targets for all equity-based plans requiring stockholder approval;

•	Reviewing the design and management of the significant employee benefits programs; and

•
Reviewing eligibility criteria and award guidelines for corporate-wide compensation programs that management level employees participate in including bonus plans, stock option and other equity-base programs, deferred compensation plans and any other cash or stock incentive programs.

The Compensation Committee regularly reviews and approves our executive compensation philosophy to ensure that they are aligned with our business strategy and objectives, encourages high performance, promotes accountability and assures that employee interests are aligned with the interests of our shareholders.
The Compensation Committee has the authority to determine and approve the individual elements of total compensation paid to the chief executive officer and other executives holding the title of vice president or higher. The Compensation Committee reviews the performance and compensation of the chief executive officer, and all of the executive officers named in this Proxy Statement. The chief executive officers and president annually assist in the review of the compensation of our other executive officers. The chief executive officer makes recommendations with respect to salary adjustments and annual bonus and nonvested stock awards to the Compensation Committee based on his review and market data.
Nominating/Corporate Governance Committee
The Nominating/Corporate Governance Committee of our Board of Directors is comprised of Messrs. Rollings (Chairman) and Schwartz. All the members of the Nominating/Corporate Governance Committee are “independent” within the meaning of our Director independence standards, as described above, and the audit committee requirements of the SEC. The Corporate Governance Committee’s principal purpose is to provide counsel to our Board of Directors with respect to:
•	purpose, structure and membership of the committees of our Board of Directors;

•	reviewing the succession planning for our executive management;

•	assisting our Board of Directors in developing and implementing our corporate governance guidelines;

•	considering questions of possible conflicts of interest of the Board members, as such questions arise;

•	determining the size, needs and composition of our board and its committees;

•	monitoring a process to assess the effectiveness of our board; and

•	recommending nominations to the full board.
When assessing potential nominees for election to our board, the Nominating/Corporate Governance Committee considers a variety of factors, such as the candidates’ education, experiences and knowledge of our industry and experience in other industries that are relevant to us, understanding real estate investing and financing, prior service as a director of other companies and relevant commercial experience. The committee may consider candidates recommended by shareholders, as well as recommendations from other sources, such as other directors or officers, third-party search firms or other appropriate sources. See Shareholders’ Nominations below for procedures.

Director Qualifications
The Director qualifications currently focus on what the Nominating/Corporate Governance Committee believes to be essential competencies to effectively serve on the board. In reviewing and considering potential nominees for the board, the Nominating/Corporate Governance Committee looks at the following qualities, skills and attributes:
•	Experience in corporate governance, such as an officer or former officer of a publicly held company;

•	Experience in the real estate industry;

•	Experience as a board member;

•	Personal and professional integrity, ethics and values;

•	Practical and mature business judgment, including the ability to make independent analytical inquiries;

•	Academic expertise in an area of our operations; and

•	Background in financial and accounting matters.
Stockholder Nominations for Directors
The Nominating/Corporate Governance Committee’s policy is to consider candidates recommended by shareholders. The stockholder must submit a resume of the candidate and an explanation of the reasons why the stockholder believes the candidate is qualified for service on our board and how the candidate satisfies our board criteria. The stockholder must also provide such other information about the candidate as would be required by the SEC rules to be included in a Proxy Statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must submit proof of NetREIT stockholdings. The stockholder must also comply with the advance notice provisions of our Bylaws. All communications are to be directed to the Chairman of the Nominating/Corporate Governance Committee, c/o the Corporate Secretary, NetREIT, 1282 Pacific Oaks Place, Escondido, California, 92029. Recommendations received less than 90 days or more than 120 days prior to the anniversary of the mailing of the Proxy Statement for the previous year’s annual meeting of shareholders will not be considered timely for consideration at the current year’s annual meeting of shareholders. See “Stockholder Proposals for 2010 Annual Meeting” in this Proxy Statement. Properly submitted stockholder recommendations will be evaluated by the Nominating/Corporate Governance Committee using the same criteria used to evaluate other Director candidates.

Compensation of the Company’s Directors
We compensate our Directors with awards of restricted stock and/or stock options. We may compensate them with cash or other future payments. Our Directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. Where a Director is also one of our officers, we do not pay separate compensation for services rendered as a Director.
None of our officers receive or will receive any compensation for serving as a member of our Board of Directors or any of its committees. Our Directors received the following aggregate amounts of compensation for the years ended December 31, 2008, and 2007.

						Change
						in
						pension
		Fees				value
		earned			Non-	and
		or			equity	nonqualified	All
		paid	Stock		incentive	deferred	other
		in cash	Awards	Option	plan	compensation	compensation
Name		(1)	(2)(3)	Awards	compensation	earnings	(4)	Total
Bruce Staller	2008	•	$28,582	•			$3,225	$31,807
	2007	—	5,250	—			845	6,095

Sumner Rollings	2008	•	26,583	•			2,873	29,456
	2007	—	5,250	—			845	6,095

Thomas Schwartz	2008	•	25,250	•			2,873	28,123
	2007	—	5,250	—			845	6,095

Larry Dubose	2008	•	25,250	•			3,014	28,264
	2007	—	5,250	—			845	6,095

(1)	The Company pays no cash fees to any of its nonaffiliated Directors to attend Directors’ meetings but does reimburse such Directors for their travel expenses.

(2)
The amounts shown represent the compensation cost recognized by us related to the grants of restricted stock during 2008 and 2007 in accordance with Statement of Financial Accounting Standard No. 123R, Share Based Payments (“SFAS 123R”). For a discussion of the valuation assumptions used to determine the compensation cost in 2008 and 2007, see Note 3 to the Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2008.

(3)
On January 1, 2008, each non-employee Director was awarded 3,000 shares of restricted stock. In addition the lead Director, Mr. Staller, and the Chairman of the Audit Committee, Mr. Dubose, were awarded an additional 500 and 200 shares, respectively. On January 1, 2007, each non-employee Director was awarded 1,500 shares of restricted stock. The fair value on the date of grant was calculated by multiplying the number of shares by the price of our private placement offering of common stock of $10. All restricted stock awarded vest on the anniversary of the grant date over three years and all shares, including shares of restricted stock, are eligible to receive distributions from the date of grant. During 2008 and 2007, 1/3 of the shares granted vested and was recorded as Director compensation.

(4)	For all Directors, the amount represents distributions paid on shares of restricted stock during the years ended December 31, 2008 and 2007.
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.
EXECUTIVE OFFICERS OF THE COMPANY
Certain information about the current executive officers of the Company is set forth below. Each executive officer of the Company may be removed from office at any time by a majority of the Board with or without cause.

Position
Name of Officer (Age)	With The Company	Principal Occupations

Jack K. Heilbron (58)	Chairman of the Board, President and Director	Please see “Director Nominees” for a description of Mr. Heilbron’s principal occupations.

Kenneth W. Elsberry (71)	Chief Financial Officer, Secretary and Director	Please see “Director Nominees” for a description of Mr. Elsberry’s principal occupations.

EXECUTIVE COMPENSATION
The following table sets forth information concerning the compensation earned by our Chief Executive Officer and our Chief Financial Officer for the fiscal years ended December 31, 2008, 2007, and 2006. Other than our Restricted Stock Award Program, there was no non-equity incentive plan compensation or change in pension value and non-qualified deferred compensation earnings paid to the executive officers in 2008, 2007, and 2006.

Name and				Stock		All other
Principal			Bonus	awards	Options	compensation
Position	Year	Salary	(1)	(2)	Awarded	(3)	Total
Jack K. Heilbron	2008	$133,583	$135,000	$14,998	—	$20,615	$304,196
President/CEO	2007	88,415	50,000	1,500	—	14,503	154,418
	2006	45,067	15,000			16,425	76,492

Kenneth Elsberry	2008	132,583	100,000	14,998	—	9,689	257,270
Secretary/CFO	2007	88,415	50,000	1,500	—	7,460	147,375
	2006	45,067	15,000			6,214	66,281

(1)	The bonuses shown for each year were paid in January of the following year.

(2)
For the years 2008 and 2007, the amounts shown represent the compensation cost recognized by us related to the grants of restricted stock during the respective year in accordance with SFAS 123R. For a discussion of valuation assumptions used to determine the compensation cost in 2008 and 2007, see Note 3 to the Notes to the Company’s Financial Statements for the year ended December 31, 2008.

(3)	The following table sets forth other compensation included above paid by us:

		Distributions
		Paid on	Group Term			Total of All
		Restricted	Life Insurance	Auto	Country	Other
Name	Year	Stock	Payments	Allowance	Club	Compensation
Jack K. Heilbron,	2008	$2,830	$1,945	$8,776	$7,064	$20,615
President/CEO	2007	845	1,509	9,095	3,054	14,503
	2006	0	1,799	10,033	4,593	16,425

Kenneth W. Elsberry,	2008	2,873	816	6,000	0	9,689
Secretary/CFO	2007	845	615	6,000	0	7,460
	2006	0	214	6,000	0	6,214

	Stock Option Awards (1)					Restricted Stock Awards (2)(3)(4)
								Equity	Equity
								Incentive	Incentive
								Plan	Plan
								Awards:	Awards:
								Number	Market
			Equity					of	or
			Incentive					Unearned	Payout
			Plan					Shares	Value of
			Awards:			Number of		of	Unearned
	Number of		Number of			Shares of	Market	Restricted	Shares
	Shares	Number of	Shares			Restricted	Value of	Stock	of
	Underlying	Shares	Underlying			Stock	Shares of	or Other	Restricted
	Unexercised	Underlying	Unexercised	Option		That Have	Restricted	Rights	Stock
	Options	Unexercisable	Unearned	Exercise	Option	Not	Stock That	That	That
	(#)	Options (#)	Options	Price	Expiration	Vested	Have Not	Have Not	Have Not
Name	Exercisable	Unexercisable	(#)	($)	Date	(3)	Vested (4)	Vested	Vested
Jack K. Heilbron	5,321	0	0	$8.14	6/30/2009 and 2010	2,525	$25,250	0	$0
Kenneth W. Elsberry	1,737	0	0	$8.64	6/30/2010	2,525	$25,250	0	$0

(1)
Options were granted in 2004 and 2005. The option price represents the weighted average price of the outstanding options. The options for each named executive officer expire as follows: Jack K. Heilbron — 1,848 on June 30, 2009 and 3,473 on June 30, 2010; Kenneth W. Elsberry — 1,737 on June 30, 2010. No options have been granted since 2005.

(2)	The amounts in these columns represent the stock awards held at December 31, 2008 that were granted on January 1, 2007 and 2008.

(3)	The restricted stock awards vest according to the following schedule: 1,525 shares vest on December 31, 2009 and 1,000 shares vest on December 31, 2010.

(4)	Market value has been calculated by multiplying the offering price of $10 in our ongoing private placement offering by the outstanding restricted stock awards for each named executive officer.
Stock Vested Table
The following table sets forth summary information concerning options exercised and vesting of stock awards for each named executive officer during the year ended December 31, 2008.

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares	Realized on	Shares	Realized on
	Acquired on	Exercise	Acquired on	Vesting
Name	Exercise	(1)	Vesting	(2)
Jack K. Heilbron	4,325	$17,758	1,525	$15,250
Kenneth W. Elsberry	8,127	$26,267	1,525	$15,250

(1)	This column represents the difference between the exercise price and the market value of the common stock based on the offering price of $10 in our ongoing private placement offering.

(2)	This column represents the value realized on vesting as calculated by multiplying the offering price of our common stock on December 31, 2008 of $10 by the number of shares vested.
COMPENSATION DISCUSSION AND ANALYSIS
Our Compensation Committee is responsible for establishing our compensation strategies and goals for our executive officers and executive level employees. The Committee operates pursuant to a written charter which our Board adopted in 2005. Our Compensation Committee is comprised of Mr. Bruce Staller, Chairman, and Mr. Sumner Rollings. The Compensation Committee met three (3) times during 2008.
Overview
Our executive compensation benefits program aims to encourage our management team to continually pursue our strategic opportunities while effectively managing the risks and challenges inherent to the real estate investment industry. We gear different compensation elements to shorter and longer-term performance, with the overall objective of creating long-term value for our shareholders. We utilize short term compensation, including base salary, adjustments to base salary and cash bonuses to motivate and reward our key executives for individual performance. The Committee’s fundamental policy is to offer the executive officers competitive compensation opportunities based upon overall Company growth and performance, their individual contribution to the financial success of the Company, and their personal performance. It is the Committee’s objective to have a substantial portion of each officer’s compensation contingent upon the Company’s performance, as well as upon his or her own level of performance.

Base Salary
Base salary provides our executive officers with a degree of financial certainty and stability, and will be used to attract and retain highly qualified individuals. The Committee reviews and determines the base salaries of our executive officers. Base salaries are also evaluated at the time of a promotion or other significant changes in responsibilities. In establishing the 2008 base salaries of the named executive officers, the Committee and management took into account a number of factors, including the comparable salaries of comparable positions with other REITs and the significant changes in responsibilities and time required due to the significant growth in capital.
Employment and Severance Agreements
We employ Mr. Heilbron as President and Chief Executive Officer and Mr. Elsberry as Chief Financial Officer pursuant to Employment Agreements dated January 28, 1999. Under their respective employment agreement, Messrs Heilbron and Elsberry are entitled to (a) a base annual salary of $10,000, (b) an annual bonus compensation in at least the amount necessary to raise the employee’s annual salary to the median level of salaries paid to comparable executives of comparable sized REITs. Such bonus compensation will be awarded as reasonably determined by the Compensation Committee. The award of any bonus compensation, however, is dependent on our attaining certain minimum performance levels as determined by the Committee, (c) group medical plan, and (d) an automobile allowance.
During 2008 the Committee recommended and the Board approved increases in Mr. Elsberry and Mr. Heilbron’s annual compensation from $10,000 to $20,000 at the first close of escrow of the 2006 Private Placement Offering and increases of $4,000 annually for each additional million of capital raised up to ten million. After an aggregate of ten million in new capital has been raised the salaries will increase by $2,000 annually for each additional million of capital raised until Mr. Heilbron’s salary is $200,000 and Mr. Elsberry’s salary is $150,000. The first close of escrow occurred on July 29, 2005. At December 31, 2008, both Mr. Heilbron and Mr. Elsberry’s annual salary rate was $150,000.
Annual Cash Bonus
The annual cash incentive is designed to supplement the pay of our executive officers (and other key management personnel) so that overall total cash compensation (salary and bonus) is competitive in our industry and properly rewards the executive officers for their efforts in achieving their objectives. The cash bonuses paid to the executive officers for 2008 also reflected the Committee’s determination of each executive officer’s individual performance and the level of pay of each executive officer compared to other similarly situated officers in the industry. Bonuses were approved by the Committee in December 2008 and paid in January 2009.

Long-Term Incentive Compensation Awards
We believe that an important component of our total compensation program is an effective equity incentive plan that provides alignment of the interests of our executive officers and those of our shareholders. The equity compensation program consisted of stock options in 2005 and restricted stock commencing in 2007. The initial restricted stock grant made to each executive officer is based on competitive conditions applicable to the executive’s specific position. Subsequent stock grants may be made at varying times and in varying amounts at the discretion of the Committee. Equity awards are not granted automatically to our executives and employees. Generally, the size of each grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual’s position with the Company, the individual’s potential for future responsibility and promotion, the individual’s performance in the recent period, and the number and value of unvested options and restricted stock held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee’s discretion.
Stock awards are issued to our executive officers under our 1999 Incentive Award Plan at the Committee meeting in December of each year. Such stock awards are effective as of January 1 of the following year. These stock awards are designed to increase the performance, encourage officers’ ownership in us, motivate our executive officers to improve long-term dividend performance, encourage long-term dedication to us, and to operate as an executive officer retention mechanism for key members of our management.
Our nonvested stock awards generally vest evenly, on each anniversary of the grant date, over three (3) years or five (5) years. Distributions are paid on the entirety of the grant from the grant date.
In 2008, no stock options were granted to the executive officers. In 2005, we discontinued our practice of granting stock options in favor of only granting nonvested stock. We believe that nonvested stock is a more appropriate incentive to our executive officers and employees given the focus of our business on monthly dividends.
In 2008, the Board approved adopting a Simple IRA plan. All employees are eligible to participate except for part time employees. We match the employee’s elective deferral up to three percent (3%) of the employee’s compensation. Employees may contribute up to $11,500 of their salary, subject to annual limits under the IRS Code of 1986, as amended (“Code”).
Code of Ethics and Business Conduct
The Board has adopted a code of ethics and business conduct for the Company that applies to all officers and employees, including its principal executive officer, principal financial officer, vice-president finance and controller. The code is included under the Company section of the Company’s web site at www.netreit.com.
COMPENSATION COMMITTEE REPORT
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2009 Annual Meeting of shareholders.
Submitted on March 27, 2009 by the members of the Compensation Committee of our Board.
Bruce Staller, Chairman
Sumner Rollings

Pension Benefits
We do not currently sponsor any qualified or non-qualified defined benefit plans. The Compensation Committee may elect to adopt qualified or non-qualified defined benefit plans if they determine that doing so is in our best interest.
Nonqualified Deferred Compensation
We do not currently sponsor any non-qualified defined contribution or deferred compensation plans. The Compensation Committee may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if they determine that doing so is in our best interest.
OWNERSHIP OF COMMON STOCK
The following table sets forth certain information as of June 30, 2009, relating to the beneficial ownership of the Company’s Common Stock by (1) all persons known by the Company to beneficially own more than 5% of the outstanding common stock, (2) each Director, nominee Director and all Officers of the Company, and (3) all Executive Officers and Directors of the Company as a group. All Directors serve one year terms with their terms expiring at the Annual Meeting. All Officers of the Company are elected or appointed by the Board of Directors and hold office until the Annual Meeting or until replaced at the discretion of the Board.

				% of Total Outstanding
Name of Beneficial Owner	Position	Number of Shares		Shares (1)
Sumner Rollings	Director	23,064	(2)	0.28%
Thomas Schwartz	Director	16,677	(3)	0.20%
Jack K. Heilbron	Officer and Director	38,302	(4)	0.47%
Bruce Staller	Lead Director	17,540	(5)	0.22%
Larry Dubose	Director	12,677	(6)	0.16%
Kenneth W. Elsberry	Officer and Director	33,031	(8)	0.41%
William Allen	Nominee for Director	77,907	(9)	0.95%
David Bruen	Director	5,333	(7)	0.07%

All Directors and Executive Officers as a Group (8)		224,531	(10)	2.71%

(1)
Assumes 8,142,557 voting shares issued and outstanding and shares issuable under stock options and warrants which are exercisable on or within 60 days of June, 2009. As of June 30, 2009, we had outstanding options for the purchase of an aggregate of 77,369 shares and nonvested restricted shares of 43,367.

(2)
Includes 13,316 Shares held and Stock Options which expire on June 30, 2010 to purchase 3,473 Shares at price of $8.638 per Share and 6,275 nonvested restricted shares that vest equally on December 31, 2009, 2010, and 2011.

(3)
Includes 6,929 Shares held and Stock Options for 3,473 Shares which expire on June 30, 2010 at a price of $8.368 per Share and 6,275 nonvested restricted shares that vest equally on December 31, 2009, 2010, and 2011.

(4)
Includes 830 Shares held of record by CI Holding Group, Inc. (“CI Holding”), 23,952 Shares owned by Mr. Heilbron, 3,772 Shares owned by Ms. Limoges and Stock Options expiring on June 30, 2010 held by Mr. Heilbron to purchase 3,473 Shares at a price of $8.368 per Share and 6,275 nonvested restricted shares that vest equally on December 31, 2009, 2010 and 2011.

(5)
Includes 7,459 Shares beneficially owned and Stock Options which expire on June 30, 2010 for the purchase of 3,473 Shares at a price of $8.368 per Share and 6,608 nonvested restricted shares that vested equally on December 31, 2009, 2010, and 2011.

(6)	Includes 6,269 Shares held and 6,408 nonvested restricted shares that vested equally at December 31, 2009, 2010 and 2011.

(7)	Mr. Bruen owns 83 Shares held of record and 5,250 Shares of nonvested restricted shares that vest equally on December 31, 2009, 2010 and 2011.

(8)
Includes 25,831 Shares held of record and Stock Options which expire on June 30, 2010 held for the purchase of 925 Shares at a price of $8.368 per Share and nonvested restricted stock of 6,275 shares that vest equally on December 31, 2008, 2009 and 2010.

(9)	Mr. Allen owns 538 Shares held of record and an option to acquire 77,369 shares at a price of $9.30 in exchange for his interest in the NetREIT 01 LP.

(10)
Includes 88,978 Shares beneficially held of record by the eight nominated directors and officers and Stock Options which expire on June 30, 2010, for the purchase of 14,817 Shares at a price of $8.638 per Share and Stock Options for 77,369 at a price of $9.30 and nonvested restricted stock of 43,367 Shares that vest annually on December 31, 2008 through 2010.

Related Party Transactions
In the last fiscal year, there has not been nor are there currently proposed any transactions or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $10,000 and in which any Director, executive officer, holder of 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
It is our policy that the Audit Committee approve or ratify transactions involving Directors, executive officers or principal shareholders or members of their immediate families or entities controlled by any of them or in which they have a substantial ownership interest. Such transactions include employment of immediate family members of any Director or executive officer. Management advises the Audit Committee on a regular basis of any such transaction that is proposed to be entered into or continued and seeks approval.
AUDIT COMMITTEE REPORT
The Audit Committee of the Board is comprised of independent Directors. The Committee is comprised of Mr. Larry Dubose, Chairman, Mr. David Bruen and Mr. Bruce Staller. The Audit Committee operates pursuant to a written charter which was adopted by NetREIT in 2005. The Committee met three (3) times during 2008.
The role of the Audit Committee is to oversee NetREIT’s financial reporting process on behalf of the Board and operates under a charter which is available on the Company’s corporate website at www.netreit.com. Management of NetREIT has the primary responsibility for the preparation of the financial statements as well as executing the financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of NetREIT’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

In this context, the Committee has reviewed and discussed the audit of the financial statements and the management letter concerning internal controls, as of and for the year ended December 31, 2008, with management and the independent certified public accountants. The Audit Committee has discussed with the independent registered public accounting firm and has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from NetREIT. The Committee has also considered whether the independent registered accounting firm’s other non-audit service to NetREIT is compatible with maintaining the registered public accounting firm’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in NetREIT’s Annual Report for the year ended December 31, 2008.
Submitted on March 27, 2009 by the members of the Audit Committee of NetREIT’s Board of Directors.
Larry Dubose, Chairman
Bruce Staller
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, and SEC rules requires the Company’s officers and Directors, and persons who own more than 10% of a registered class of our equity securities (collectively, “Insiders”), to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Insiders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.
Effective with the filing of Form 10 with the Securities and Exchange Commission in May 2008 the officers and Directors, and persons who own more than 10% of a registered class of our equity securities were required to file the initial report of ownership and reports of changes in ownership. We have reviewed copies of reports provided to the company, as well as other records and information. Based on that review, we concluded that the following reports were not timely filed. The Initial Form 3 was filed late for all officers and Directors; Mssrs. Heilbron, Elsberry, Dubose, Staller, Schwartz, Rollings, and Bruen. The Form 4 referencing the restricted stock awards presented in January 2009 was filed late for Mssrs. Heilbron, Elsberry, Dubose, Staller, Schwartz, and Rollings. A Form 4 disclosing a private repurchase of common stock was filed late for Mr. Heilbron. A Form 4 identifying a gift of shares by Mr. Staller was filed late, and a Form 4 disclosing a stock option exercise and sale in connection with a cashless exercise of a stock option for Mr. Rollings was filed late. Upon discovery, these matters were promptly reported.

Independent Registered Public Accounting Firm Fees and Services
The audit committee has appointed J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.
The following table shows the fees paid or accrued by the Company for the audit and other services provided by J.H. Cohn LLP for fiscal years 2008 and 2007:

	2008	2007
Audit Fees	$143,500	$167,197
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$143,500	$167,197

SHAREHOLDER PROPOSALS
Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company’s next Annual Meeting of Shareholders must be received by the Company no later than February 10, 2010 in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting.
ANNUAL REPORT ON FORM 10-K
This proxy statement incorporates by reference our Form 10-K and Form 10-K/A for the year ended December 31, 2008. These forms are included in the annual report mailed with this proxy statement and contain important information about the Company and its financial condition that is not included in this proxy statement.
BY ORDER OF THE BOARD OF DIRECTORS
KENNETH W. ELSBERRY,
Secretary
Dated: July        , 2009

ANNEX A
AMENDED AND RESTATED BYLAWS OF NETREIT

BYLAWS FOR
NetREIT
A California Corporation
As Amended Effective _____________________, 2009

BYLAWS
OF
NETREIT
A CALIFORNIA CORPORATION

BYLAWS OF NETREIT
A CALIFORNIA CORPORATION
AS AMENDED ______________________, 2009
ARTICLE I
Definitions
For the purpose of these Bylaws the following terms shall have the respective meanings stated:
Section 1 “Affiliate” shall mean (a) any person directly or indirectly controlling, controlled by or under common control with another person, (b) any person owning or controlling ten percent (10%) or more of the outstanding voting securities of such other person, (c) any officer, director, trustee, or general partner of such person, and (d) if such person is an officer, director, trustee or general partner of another entity, then the entity for which that person acts in any capacity.”
Section 2 “Appraisal” shall mean the evaluation of real property (which value may take into consideration the existing state of the property or a state to be created) by an independent qualified appraiser who is a member in good standing of the American Institute of Real Estate Appraisers (AIREA) or is a disinterested person who, in the judgment of the Directors, is qualified to make such a determination. Each Appraisal shall be maintained in the Corporation’s records for at least five (5) years and shall be available for inspection and duplication by any Shareholder. “The independent qualified appraiser shall be selected by a majority of the Board of Directors (including a majority of the Independent Directors).”
Section 3 “Appraised Value” shall mean the value of a particular property as stated in the Appraisal.
Section 4 “Average Invested Assets” shall mean for any period, the average of the Book Values of the Invested Assets of the Corporation computed by taking the average of such values at the end of each month during such period.
Section 5 “Book Value” shall mean the value of an asset or assets on the books of the Corporation, determined on the basis of generally accepted accounting principles consistently applied, without deduction for depreciation or bad debts or other asset valuation reserves and without deduction for mortgages or other security interest to which such asset or assets are subject.
Section 6 “Bylaws” shall mean these Bylaws as amended, restated or modified from time to time. References in these Bylaws by the terms “hereof,” “herein” and “hereunder” shall be deemed to refer to these Bylaws and shall not be limited to the particular article or section in which such words appear.
Section 7 “Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as now enacted or hereafter amended, or successor statutes, Regulations and proposed regulations promulgated thereunder, any Revenue Rulings or Procedures issued by the Internal Revenue Service and any administrative rulings or court decisions respecting the requirements and conditions of the qualification and taxation of REITs.

Section 8 “Corporation Property” shall mean as of any particular time any and all property, real, personal or otherwise, tangible or intangible, which is owned by, or on behalf of, the Corporation.
Section 9 “Directors” or “Board of Directors” shall mean those persons designated as such, whether elected or appointed to act as Directors and their successors.
Section 10 “First Mortgage” shall mean a Mortgage, deed of trust, or similar interest, which takes priority or precedence over all other charges or liens upon the same Real Property, other than a lessee’s interest therein, and which must be satisfied before such other charges are entitled to participate in the proceeds of any sale. Such Mortgage may be upon a lessee’s interest in Real Property. Such priority shall not be deemed abrogated by liens for taxes, assessments that are not delinquent or remain payable without penalty, contracts (other than contracts for repayment of borrowed moneys), or leases, mechanic’s and materialmen’s liens for work performed and materials furnished that are not in default or are in good faith being contested, and other claims normally deemed in the same local jurisdiction not to abrogate the priority of a First Mortgage.
Section 11 “First Mortgage Loans” shall mean Mortgage Loans secured or collateralized by First Mortgages.
Section 12 “Independent Directors” shall mean Directors of the Corporation who do not receive any consulting, or other compensatory fees from the Corporation, other than board or committee fees and fixed amount of compensation under a retirement plan (including deferred compensation) for prior service with the Corporation (provided that such compensation is not contingent in any way on continued service); or are not an “affiliated” person of the Corporation, using the safe harbor presumption that persons who are not executive officers or 10% shareholders of the company are presumed to not be affiliated person.
Section 13 “Invested Assets” shall mean the assets of the Corporation invested, directly or indirectly, in equity interests in and loans secured by real estate before reserves for depreciation or bad debts or other similar non-cash reserves.
Section 14 “Junior Mortgage” shall mean a Mortgage which (i) has the same priority or precedence over charges or encumbrances upon Real Property as that required for a First Mortgage except that it is subject to the priority of one or more other Mortgages and (ii) must be satisfied before any other charges or liens over which it takes priority or precedence are entitled to participate in the proceeds of any sale of such Real Property.
Section 15 “Junior Mortgage Loans” shall mean Mortgage Loans secured or collateralized by Junior Mortgages; such loans may or may not provide for additional recourse to the borrower personally.
Section 16 “Mortgages” shall mean mortgages, deeds of trust or other instruments creating liens on or security interests in real property or on rights or interests, including leasehold interests, in real property.
Section 17 “Mortgage Loans” shall mean notes, debentures, bonds and other evidences of indebtedness or obligations, which are negotiable or non-negotiable and which are secured or collateralized by Mortgages.

Section 18 “Net Assets” shall mean Invested Assets of the Corporation, less intangible assets, less the total liabilities of the Corporation, as calculated on a basis consistently applied no later than the fiscal quarter immediately preceding the date for which the calculation is to be applied.
Section 19 “Net Income” shall mean the Corporation’s total revenues after deduction of all Corporation expenses, other than additions to reserves for depreciation or bad debts or similar non-cash reserves.
Section 20 “Real Property” shall mean and include land, rights in land, leasehold interests (including but not limited to interests of a lessor or lessee therein), and any buildings, structures, improvements, fixtures and equipment located on or used in connection with land, leasehold interests and rights in land or interests therein but does not include First or Junior Mortgages, First or Junior Mortgage Loans, or interests therein.
Section 21 “REIT” shall mean a Real Estate Investment Trust.
Section 22 “Securities” shall mean any stock, shares, voting trust certificates, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, interest or participation in a profit sharing agreement, investment contract, or in general any instruments commonly known as “securities,” or any certificates of interest, shares or participation in, temporary or interim certificates for, or any option, warrant or right to subscribe to, purchase or acquire any of the foregoing.
Section 23 “Securities of the Corporation” shall mean any securities issued by the Corporation.
Section 24 “Shareholders” shall mean, as of any particular time, all holders of record of outstanding shares at such time.
Section 25 “Total Operating Expenses” for any period shall mean all cash operating expenses of the Corporation including loan administration, servicing, engineering, inspection and all other expenses paid by the Corporation, except for expenses related to raising capital, for interest, taxes and direct property acquisition, operation and management costs, which excepted expenses shall include, but not be limited to the following:
(a) Expenses related to raising capital, interest, taxes and direct expenses related to the acquisition, operation, maintenance, management and disposition of Corporation Assets (including all premiums and other charges for insurance, fidelity bonds, payment bonds covering employees of the Corporation or of others, and similar items);
(b) Expenses incurred in connection with the prospective investments which are not acquired;
(c) Costs incurred in connection with the raising of capital and the issuance of the Corporation’s Securities and any dividend reinvestment plan or similar plan which the Corporation may from time to time maintain;

(d) All expenses related to communications and reports to the Corporation’s Shareholders and any regulatory authority;
(e) Insurance, interest and other borrowing costs;
(f) Taxes, appraisal costs, audit fees, extraordinary legal fees (including but not limited to fees and expenses incurred in litigation);
(g) Losses on the disposition of investments and provisions for such losses; and
(h) Reserves for amortization, depreciation, depletion and similar items.
Section 26 “Unimproved Real Property” means the property of a REIT which has the following three characteristics: (1) an equity interest in property which was not acquired for the purpose of producing rental or other operating income, (2) has no development or construction in process on such land, and (3) no development or construction on such land is planned in good faith to commence on such land within one year.
ARTICLE II
Offices
Section 1 Principal Executive Office. The principal executive office for the transaction of the business of this Corporation is hereby fixed and located at 1282 Pacific Oaks Place, Escondido, California, 92029. The Board of Directors may, from time to time, change the principal executive office from one location to another. Any such change shall be noted on the Bylaws opposite this section, or this section may be amended to state the new location.
Section 2 Other Offices. The Board of Directors may at any time establish branch or subordinate offices at any place or places where the Corporation is qualified to do business.
ARTICLE III
Meetings of Shareholders
Section 1 Place of Meetings. Meetings of shareholders shall be held at any place within or outside the State of California designated by the Board of Directors. In the absence of any such designation, shareholders’ meetings shall be held at the principal executive office of the Corporation.
Section 2 Annual Meeting. The annual meeting of shareholders shall be held at least once each year on a date and at a time designated by the Board of Directors at a location convenient to the shareholders. The date so designated shall be within fifteen (15) months after the last annual meeting. At each annual meeting directors shall be elected and any other proper business may be transacted.
Section 3 Special Meeting. A special meeting of the shareholders may be called at any time by a majority of the Independent Directors, or by the Board of Directors, or by the chairman of the board, or by the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the Corporation. The officer receiving the request shall, within twenty (20) business days after receipt of said request, cause notice to be given to the shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article III, that a meeting will be held at the time requested by the person or persons calling the meeting not less than twenty (20) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.
Section 4 Notice of Shareholders’ Meetings. All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 5 of this Article III not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which Directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice the Corporation’s officers and/or Board of Directors intend to present for election.
If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest pursuant to Section 310 of the California Corporations Code, (ii) an amendment of the Articles of Incorporation pursuant to Section 902 of that Code, (iii) a reorganization of the Corporation pursuant to Section 1201 of that Code, (iv) a voluntary dissolution of the Corporation pursuant to Section 1900 of that Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares pursuant to Section 2007 of that Code, then the notice shall also state the general nature of that proposal.
Section 5 Manner of Giving Notice: Affidavit of Notice. Notice of any meeting of shareholders shall be given either personally or by first-class mail or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. If no such address appears on the Corporation’s books or is so given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or other written communication to the Corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or other means of written communication.
If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the Corporation for a period of one (1) year from the date of the giving of the notice.
An affidavit of the mailing or other means of giving any notice of any shareholders’ meeting shall be executed by the secretary, assistant secretary or any transfer agent of the Corporation, and shall be filed and maintained in the minute book of the Corporation.
Section 6 Quorum. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.
Section 7 Adjourned Meeting: Notice. Any shareholders meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 6 of this Article.
When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this Article. At any adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.

Section 8 Voting. Unless a record date set for voting purposes is fixed as provided in Section 11 of this Article, then, subject to the provisions of Section 702 to Section 704, inclusive of the California Corporations Code (relating to voting shares held by a fiduciary in the name of a corporation or in joint ownership), only persons in whose names shares entitled to vote stand on the stock records of the Corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Each outstanding share entitles the holder to one vote on all matters presented to shareholders for a vote with the exception that shareholders have cumulative voting rights with respect to the election of the Corporation’s Board of Directors in accordance with California Corporations Code, as described in the following paragraph of this Section 8. The shareholders’ vote may be by voice vote or by ballot; provided, however, that any election for Directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of Directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of Directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by California Corporations Code, by these Bylaws or by the Articles of Incorporation.
At a shareholders’ meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e. cast for anyone or more candidates a number of votes greater than the number of the shareholder’s shares) unless the candidates’ names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.
Section 9 Waiver of Notice or Consent by Absent Shareholders. The transactions of any meeting of shareholders, either annual or special, however called and noticed and wherever held, shall be as valid as though they had been at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote who was not present in person or by proxy, or who, though present, has at the beginning of the meeting properly objected to the transaction of any business because the meeting was not lawfully called or convened, or to particular matters of business legally required to be included in the notice but not so included, signs a written waiver of notice or a consent to a holding of the meeting or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.
Section 10 Shareholder Action by Written Consent Without a Meeting. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent, in writing, setting forth the action so taken is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of Directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of Directors; provided, however, that a director may be elected at any time to fill a vacancy on the Board of Directors that has not been filled by the Directors by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of Directors. All such consents shall be filed with the secretary of the Corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder’s proxy holders, or a transferee of the shares, or a personal representative of the shareholder or their respective proxy holders may revoke the consent by a writing received by the secretary of the Corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

If the consents of all shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 5 of this Article. In the case of approval of (i) contracts or transactions in which a director has a direct or indirect financial interest pursuant to Section 310 of the California Corporations Code, (ii) indemnification of agents of the Corporation pursuant to Section 317 of the Corporation Code, (iii) a reorganization of the Corporation pursuant to Section 1201 of the Corporation Code, and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares pursuant to Section 2007 of the Corporation Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.
Section 11 Record Date for Shareholder Notice. Voting. and Giving Consents. For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the Board of Directors may fix, in advance, a record date which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in this event only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the California Corporations Code.
A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting; however, the Board of Directors shall fix a new record date if the adjournment is to a date more than forty-five (45) days after the date set for the original meeting.
If the Board of Directors does not so fix a record date:
(a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.
(b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting (i) when no prior action by the board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.
Section 12 Proxies. Every person entitled to vote for Directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the Corporation. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of the proxy is received by the Corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(t) of the California Corporations Code.

Section 13 Inspectors of Election. Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder’s proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.
These inspectors shall:
(a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;
(b) receive votes, ballots or consents;
(c) hear and determine all challenges and questions in any way arising in connection with the right to vote;
(d) count and tabulate all votes or consents;
(e) determine when the polls shall close;
(f) determine the result; and
(g) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.
ARTICLE IV
Directors
Section 1 Powers. Subject to the provisions of the California Corporations Code and any limitations in the Articles of Incorporation and these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

Without prejudice to these general powers and subject to the same limitations, the Directors shall have the power to:
(a) subject to Article VI, select and remove all officers, agents and employees of the Corporation; prescribe any powers and duties for them that are consistent with law, with the Articles of Incorporation and with these Bylaws; fix their compensation; and require from them security for faithful service;
(b) change the principal executive office or the principal business office in the State of California from one location to another; cause the Corporation to be qualified to do business in any other state, territory, dependency or country and conduct business within or outside the State of California; and designate any place within or outside the State of California for the holding of any shareholders’ meeting or meetings, including annual meetings;
(c) adopt, make and use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificates;
(d) authorize the issuance of Securities of the Corporation on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or Securities canceled, or tangible or intangible property actually received;
(e) subject to Article VIII, borrow money and incur indebtedness on behalf of the Corporation and cause to be executed and delivered for the Corporation’s purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation and other evidences of debt and securities;
(g) authorize the investment in real property, personal property, and First and Second Mortgage Loans by the Corporation, subject to the limitations in Article VIII.
The Directors shall endeavor to make investments in such a manner as to comply with the Code with respect to composition of the Corporation’s investments, derivation of its income and methods of operations.
In the exercise of their powers, the Directors shall have full authority and power (without liability for loss) to make any and all investments within the limitations of these Bylaws, that they, in their absolute discretion, shall determine, even though such investments shall be of a character or in an amount not considered by others proper for the investment of corporate funds or which do not or may not produce income. The Directors shall use their best efforts to cause the Corporation to qualify, and to elect to be taxed under, the Code. Once such status has been attained, the Directors shall not cause such status to be changed without obtaining the vote or written consent of the holders of a majority of the outstanding shares entitled to vote.
Section 2 Number and Qualification of Directors. The number of Directors of the Corporation shall be not less than five (5) nor more than nine (9). The exact number of Directors may be changed, from time to time, within the limits specified above, by approval of the majority of the Board of Directors or by the shareholders. A majority of the Directors shall be Independent Directors.

The indefinite number of Directors may be changed, or a definite number fixed without provision for an indefinite number, by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum Directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixty-six and two-thirds percent (66-2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized Directors to a number greater than two times the stated minimum number minus one.
Section 3 Election and Term of Office of Directors. Directors shall be elected at each annual meeting of the shareholders to hold office until the next annual meeting. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.
Section 4 Removal of Directors. A Director may be removed, with or without cause, by the vote or written consent of the holders of at least a majority of the outstanding shares, and may be removed at a special meeting called in a manner consistent with Sections 3, 4 and 5 of Article III.
Section 5 Vacancies. Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Independent Directors shall nominate replacements for vacancies amongst the Independent Directors’ positions. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.
A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of Directors is increased, or if the shareholders fail, at any meeting of shareholders at which any Director or Directors are elected, to elect the number of Directors to be voted for at that meeting.
The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent, other than to fill a vacancy created by removal, shall require the consent of a majority of the outstanding shares.
Any Director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a Director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.
No reduction of the authorized number of Directors shall have the effect of removing any director before that director’s term of office expires.

Section 6 Place of Meetings and Meetings by Telephone. Regular meetings of the Board of Directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the Board of Directors. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board of Directors shall be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Directors participating in the meeting can hear one another, and all such Directors shall be deemed to be present in person at the meeting.
Section 7 Annual Meeting. Immediately following each annual meeting of shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers and the transaction of other business as desired. Notice of this meeting shall not be required.
Section 8 Other Regular Meetings. Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice.
Section 9 Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two Directors.
Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first class mail, charges prepaid, addressed to each Director at that Director’s address as it is shown on the records of the Corporation. In case the notice is mailed, it shall be deposited in the United States mail at least five (5) days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone, at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the Corporation.
Section 10 Quorum. A majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 13 of this Article IV. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of Section 310 of the California Corporations Code (as to approval of contracts or transactions in which a Director has a direct or indirect material financial interest), Section 311 of the Corporations Code (as to appointment of committees), and Section 317(e) of the Corporations Code (as to indemnification of Directors) provided, however, that approval of a majority of the Independent Directors shall be required for all matters related to Sections 2, 3, 5 and 6 of this Article, Sections 2 and 4 of Article III, Article VIII, Article IX and Section 5 of Article X. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 11 Waiver of Notice. The transaction of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the Directors not present or who, though present, has prior to the meeting or at its commencement, protested the lack of proper notice, signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.
Section 12 Adjournment. A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.
Section 13 Notice of Adjournment. Notice of the time and place of resuming a meeting that has been adjourned need not be given unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time set for resuming the adjourned meeting in the manner specified in Section 10 of this Article IV to the Directors who were not present at the time of the adjournment. Notice need not be given in any case to Directors who were present at the time of adjournment.
Section 14 Action Without Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors.
Section 15 Fees and Compensation of Directors. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 15 shall not be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, or from receiving compensation for those services.
ARTICLE V
Committees
Section 1 Committees. The Board of Directors may, by resolution adopted by a majority of the authorized number of Directors, designate one or more committees, each consisting of at least two Directors. A majority of the committee members may be Independent Directors. The Board may designate one or more Directors as alternate members of any committee who may replace any absent member at any meeting of the committee. Any committee shall serve at the pleasure of the Board and, to the extent provided in the resolution of the Board, shall have all the authority of the Board, except with respect to:
(a) the approval of any action which, under the California Corporations Code, also requires shareholders’ approval or approval of the outstanding shares;
(b) the filling of vacancies on the Board of Directors or in any committee;

(c) the fixing of compensation of the Directors for serving on the board or on any committee;
(d) the amendment or repeal of Bylaws or the adoption of new Bylaws;
(e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;
(f) a distribution to the shareholders of the Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or
(g) the appointment of any other committees of the Board of Directors or the members of these committees.
Section 2 Meetings and Action of Committees. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article IV of these Bylaws, Sections 7 (place of meetings), 9 (regular meetings), 10 (special meetings and notice), 11 (quorum), 12 (waiver of notice), 13 (adjournment), 14 (notice of adjournment), and 15 (action without meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; special meetings of committees may also be called by resolution of the Board of Directors; and notice of special meetings of committees shall also be given to all alternate members who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the governance of any committee not inconsistent with the provisions of these Bylaws.
ARTICLE VI
Officers
Section 1 Officers. The officers of the Corporation shall include a president, a secretary and a chief financial officer. The Corporation may also have, at the discretion of the Board of Directors, a chairman of the board, one or more vice presidents, a treasurer, one or more assistant secretaries, one or more assistant treasurers and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article VI. If there is a treasurer, he shall be the chief financial officer unless some other person is so appointed by the Board of Directors. Any number of offices may be held by the same person.
Section 2 Appointment of Officers. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article VI, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.
Section 3 Subordinate Officers. The Board of Directors may appoint, and may empower the chairman of the board or president to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

Section 4 Removal and Resignation of Officer. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause or notice, by the Board of Directors, at any regular or special meeting of the board or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
Section 5 Vacancies in Offices. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.
Section 6 Chairman of the Board. The chairman of the board, if such an office be elected, shall, if present, preside at meetings of the Board of Directors and meetings of the shareholders and shall exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article VI. The chairman of the board may be the chief executive officer of the Corporation, notwithstanding that there is a president, if the Board of Directors so determines.
Section 7 Chief Executive Officer. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chief executive officer, the chief executive officer is the chief executive officer and general manager of the Corporation. The chief executive officer shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation and of its officers, employees and agents, including the right to employ, discharge and prescribe the duties and compensation of all officers, employees and agents of the Corporation, except where such matters are prescribed in the Bylaws or by the Board of Directors.
Section 8 President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chief executive officer and/or the chairman of the board the president shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. In the absence of the chairman of the board or a chief executive officer, or if there be none, he shall preside at all meetings of the shareholders and at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of president of a Corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws. The president shall be the chief executive officer of the Corporation unless the chairman of the board or chief executive officer, if any, is so designated.
Section 9 Vice Presidents. In the absence of, or in the event of disability of, the president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws and the president or the chairman of the board.

Section 10 Secretary. The secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of Directors and shareholders, with the time and place of holding, whether regular or special and, if special, how authorized, the notice given, the names of those present at Directors’ meetings or committee meetings, the number of shares present or represented at shareholders’ meetings and the proceedings.
The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.
The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by the Bylaws or by law to be given, and he shall keep the seal of the Corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.
Section 11 Chief Financial Officer. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any Director.
The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the president and Directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.
ARTICLE VII
Indemnification of Directors, Officers, Employees and Other Agents
Section 1 Agents. Proceedings and Expenses. For the purposes of this Article, “agent” means any person who is or was a Director, officer, employee or other agent of this Corporation, or is or was serving at the request of this Corporation as a Director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a Director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of this Corporation; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes, without limitation, attorney fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(c) of this Article.

Section 2 Actions Other Than by the Corporation.
(a) This Corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this Corporation) by reason of the fact that such person is or was an agent of this Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner that person reasonably believed to be in the best interests of this Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Corporation or that the person had reasonable cause to believe that the person’s conduct was unlawful.
(b) The foregoing notwithstanding Director shall be indemnified pursuant to this Article VII unless the terms and conditions of such indemnification are first approved by a majority of the Directors and a majority of the Independent Directors, each of whom shall be disinterested in the transaction.
Section 3 Actions by the Corporation. This Corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that the person is or was an agent of this Corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Corporation and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this Section 3 for the following:
(a) with respect to any claim, issue or matter as to which that person shall have been adjudged to be liable to this Corporation in the performance of that person ‘s duty to this Corporation, unless and only to the extent that the court in which that action was brought shall determine upon application that, in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine;
(b) amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or
(c) expenses incurred in defending threatened or pending action which is settled or otherwise disposed of without court approval.
Section 4 Successful Defense by Agent. To the extent that an agent of this Corporation has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article, or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

Section 5 Required Approval. Except as provided in Section 4 of this Article, any indemnification under this Article shall be made by this Corporation only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article, by:
(a) a majority vote of a quorum consisting of Directors who are not parties to the proceeding;
(b) approval by the affirmative vote of a majority of the shares of this Corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding shares entitled to vote (for this purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon); or
(c) the court in which the proceeding is or was pending, on application made by this Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by this Corporation.
Section 6 Advances of Expenses. Expenses incurred in defending any proceeding may be advanced by this Corporation before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article.
Section 7 Other Contractual Rights. Nothing contained in this Article shall affect any right to indemnification to which persons other than Directors and officers of this Corporation or any subsidiary hereof may be entitled by contract or otherwise.
Section 8 Limitations. No indemnification or advance shall be made under this Article, except as provided in Section 4 or Section 5(c) of this Article, in any circumstance where it appears:
(a) that it would be inconsistent with a provision of the Articles, a resolution of the Shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or
(b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.
Section 9 Insurance. Upon and in the event of a determination by the Board of Directors of this Corporation to purchase such insurance, this Corporation shall purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such whether or not this Corporation would have the power to indemnify the agent against that liability under the provisions of this section. Notwithstanding the foregoing, if this Corporation owns all or a portion of the shares of the company issuing the policy of insurance, the insuring company and/or the policy shall meet the conditions set forth in section 317 (i) of the California Corporations Code.

Section 10 Fiduciaries of Corporate Employee Benefit Plan. This Article does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of the Corporation as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Article.
Section 11 Indemnification of Directors. The foregoing provisions of this Article VII notwithstanding, the Corporation may indemnify a Director for losses arising from the operation of the Corporation only if all of the following conditions are met:
(a) Such Director has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Corporation and the shareholders; and
(b) Such liability or loss was not the result of negligence or misconduct by such Director.
(c) The expenses of such Director incurred in defending any proceeding hereunder may not be advanced by the Corporation if they result from legal action initiated by a Shareholder.
(d) The Corporation may advance funds for the expenses of defending any proceeding hereunder initiated against such Director only if the following conditions are satisfied: (1) the legal action relates to the performance of duties or services by such Director on behalf of the program; (2) the legal action is initiated by a third party who is not a Shareholder; and (3) such Director undertakes to repay the advanced funds to the Corporation in cases in which they would not be entitled to indemnification.
(e) Indemnification will not be allowed for any liability imposed by judgment, and costs associated therewith, including attorneys fees, arising from or out of a violation of state or federal securities laws associated with the offer and sale of the Corporation’s Securities. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities law violations, and for expenses incurred in successfully defending such lawsuits, provided that a Court either:
(i) Approves the settlement and finds that indemnification of the settlement and related costs should be made; or
(ii) Approves indemnification of litigation costs if a successful defense is made; and, provided the Court is apprised by the party seeking indemnification, prior to seeking approval for indemnification, that it is the position of the Securities and Exchange Commission and certain state administrators, including the California Corporations Commissioner, that it is against public policy to indemnify agents against federal and state securities law violations.

ARTICLE VIII
Investment Policy
Section 1 Statement of Investment Policy. Subject to the prohibitions contained in Section 2 of this Article, the general investment policy of the Corporation shall be to invest the assets of the Corporation in equity interests in Real Property.
Section 2 Investment Prohibitions. The Corporation may not:
(a) Invest in commodities, commodities futures contracts, foreign currency and bullion, except interest rate futures, unless solely for hedging but not for speculation purposes.
(b) Invest in installment sales contracts for the sale or purchase of real estate (except in connection with the disposition of a Corporation property, provided that such contract is in recordable form and is appropriately recorded in the chain of title).
(c) Invest in a Mortgage Loan except where the amount of such Mortgage Loan, plus the outstanding amount of the Senior Debt, if any, secured by the same property does not exceed eighty-five percent (85%) of the Appraised Value of the property securing the Mortgage Loan, if, after giving effect thereto, the value of all Junior Mortgage Loans of the Corporation (as shown on the books of the Corporation in accordance with generally accepted accounting principles after all reasonable reserves, but before provision for depreciation) would not exceed twenty-five percent (25%) of the Corporation’s tangible assets; or if the value of all investments in Junior Mortgage Loans of the Corporation (including those which do not meet the aforementioned requirements) would not exceed ten percent (10%) of the Corporation’s tangible assets (which would be included within the twenty-five percent (25%) limitation) and the Directors (including a majority of the Independent Directors) determine substantial justification exists because of the presence of other underwriting criteria.
(d) Invest in Mortgage Loans unless the following requirements are met:
(i) Obtain an appraisal from an independent qualified appraiser in the event a majority of the Independent Directors so determine, and in each instance where the transaction is with a Director, or their Affiliates; and
(ii) Obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of title; and
(iii) The Mortgage Loan is not subordinate to any Mortgage Loan or equity interest of a Director or their Affiliates.
(e) Invest in Unimproved Real Property or in Mortgage Loans secured by liens on Unimproved Real Property, if the total of such investments exceeds ten percent (10% ) of the Corporation’s Invested Assets.
(f) Trade, as compared to engaging in investment activities (other than investments made solely for hedging purposes).
(g) Hold property primarily for sale to customers in the ordinary course of business.

(h) Engage in trading, underwriting or agency distribution of Securities issued by others.
(i) Invest in the equity securities of any non-governmental issuer other than the Corporation’s REIT subsidiary or non-REIT subsidiary, including another REIT or partnership, limited partnership, limited liability company, joint venture, or other ventures for the ownership of Real Property, or invest in equity securities of a Director or Affiliate thereof.
Section 3 Transactions with Affiliates. The Corporation shall not engage in the following:
(a) Any transaction with a Director or their Affiliates involving the sale or disposition of Corporation property.
(b) Any transaction (other than through a joint venture or partnership) with, a Director or any Affiliate of such person, that involves the acquisition of property from such person, except:
(i) The acquisition of property where such person has acquired such property for the sole purpose of facilitating its acquisition by the Corporation and the total consideration paid by the Corporation does not exceed the cost of such property to such person (including holding costs) and no special benefit results to such person; or
(ii) Where the transaction is unanimously approved by the Directors not otherwise interested in the transaction (including the Independent Directors) as being fair, competitive and commercially reasonable and no less favorable to the Corporation than transactions involving similar properties in the same location under similar circumstances.
(c) Any transaction involving the sale or other disposition of Corporation property to a Director or any Affiliate of such person.
(d) Any transaction with a business organization with which a Director, in his individual capacity, is affiliated unless that transaction is approved by the disinterested Directors or the Shareholders.
(e) Any loan of funds to, or borrowing of funds from, a Director or their Affiliates, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction, approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the Corporation than loans between unaffiliated lenders and borrowers under the same circumstances.
(f) Any investment in a joint venture or partnership with a Director or their Affiliates unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction, approve the transaction as being fair and reasonable to the Corporation and substantially on the same terms and conditions as those received by other joint venturers.
(g) Any transaction involving the acquisition of a property by the Corporation, unless the purchase price of the property does not exceed its Appraised Value, and unless the total compensation paid to all persons , when added to acquisition expenses (as included in the purchase price) paid by the Corporation does not exceed six percent (6%) of the purchase price (or in the case of a Mortgage Loan, six percent (6%) of the funds advanced) unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction approves the transaction as being commercially competitive, fair and reasonable to the Corporation.

(h) Any transaction between the Corporation and a Director or their Affiliates, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction as being fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.
Section 4 Prohibited Security Issuances. The Corporation is prohibited from issuing the following:
(a) Warrants, options or rights, except as part of a public offering, a financing arrangement, a ratable distribution to its Shareholders or a stock option plan for Directors, officers or employees of the Corporation;
(b) Debt securities, unless the historical debt service coverage (in the most recently completed fiscal year), as adjusted for known changes, is sufficient to properly service that higher level of debt;
(c) Options or warrants to purchase shares at an exercise price less than the fair market value of such Securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Directors, has a market value less than the value of such option or warrant on the date of issuance. In no event shall such options or warrants be exercisable later than ten (10) years from the date of the issuance thereof;
(d) Redeemable, or assessable or equity securities except for redeemable, equity preferred stock; or
(e) Shares on a deferred payment basis or similar arrangement.
Section 5 Review by Independent Directors. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (at least annually) to determine that the policies being followed by the Corporation at any time are in the best interests of the Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the Board of Directors.
Section 6 Limitations on Corporate Borrowing. Unless eighty percent (80%) or more of the Corporation’s assets are invested in First Mortgage Loans, the Corporation shall not engage in any short sale, or borrow on an unsecured basis if such borrowing would result in an asset coverage of less than three hundred percent (300%) or incur any indebtedness which would result in an aggregate amount of indebtedness in excess of three hundred percent (300%) of adjusted net worth. For the purposes of this paragraph asset coverage means the ratio which the value of the total assets of the Corporation, less all liabilities and indebtedness, except indebtedness for unsecured borrowing, bears to the aggregate amount of all unsecured borrowing of the Corporation.
Section 7 Distribution Policies. The Directors may, from time to time, in their sole discretion, determine by a majority vote (including a majority vote of the Independent Directors) to make distributions to the Shareholders. The source of funds for such distributions may be from the capital of the Corporation, or from earnings and profits.

Section 8 Distribution Reinvestment Plans. The Directors, by a majority vote (including a majority vote of the Independent Directors) may, from time to time, establish distribution reinvestment plans for the Corporation. At a minimum, any such plan shall provide for the following:
(a) All material information regarding the distribution to the Shareholders and the effect of reinvesting such distribution, including the tax consequences thereof, shall be provided to the Shareholders at least annually; and
(b) Each Shareholder participating in the distribution reinvestment plan shall have a reasonable opportunity to withdraw from the plan, at least annually, after receipt of the information required in subparagraph (a) above.
ARTICLE X
Records And Reports
Section 1 Maintenance and Inspection of Share Register. The Corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Directors, a record of its Shareholders, giving the names and addresses of all Shareholders and the number and class of shares held by each Shareholder.
A Shareholder or Shareholders of the Corporation holding at least 5% in the aggregate of the outstanding voting shares of the Corporation (or who hold at least 1 % of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of Directors of the Corporation) shall have an absolute right to do either or both of the following: (i) inspect and copy the record of Shareholders’ names and addresses during usual business hours upon five (5) days prior written demand upon the Corporation, and (ii) obtain from the transfer agent of the Corporation, on written demand and on the tender of such transfer agent’s usual charges for such list (the amount of which charges shall be stated to the Shareholder by the transfer agent upon request), a list of the Shareholders’ names and addresses who are entitled to vote for the election of Directors as of the most recent record date for which that list has been complied or as of a date specified by the Shareholder after the date of demand. This list shall be made available to any such Shareholder by the transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of Shareholders shall also be open to inspection on the written demand of any Shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder’s interests as a Shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the Shareholder or holder of a voting trust certificate making the demand.
Section 2 Maintenance and Inspection of Bylaws. The Corporation shall keep its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of the Bylaws as amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the State of California and the Corporation has no principal business office in this state, the secretary shall, upon the written request of any Shareholder, furnish to that Shareholder a copy of the Bylaws as amended to date.

Section 3 Maintenance and Inspection of Other Corporate Records. The accounting books and records and minutes of proceedings of the Shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places designated by the Board of Directors or, in the absence of such designation, at the principal executive office of the Corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any Shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder’s interests as a Shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the Corporation.
Section 4 Inspection by Director. Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Corporation and each of its subsidiary corporations. This inspection by a Director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.
Section 5 Annual Report to Shareholders. The Board of Directors shall cause an annual report to be sent to the Shareholders not later than one hundred twenty (120) days after the close of each year. This report shall be sent at least fifteen (15) days before the annual meeting of Shareholders to be held during the next fiscal year and in the manner specified in Section 5 of Article III of these Bylaws for giving notice to Shareholders of the Corporation. The annual report shall contain financial statements (balance sheet, statement of income, statement of changes of financial position) prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing the opinion of an independent certified public accountant or independent public accountant or, if there is no such report, the certificate of an authorized officer of the Corporation that the statements were prepared without audit from the Corporation’s books and records. The foregoing requirement of an annual report shall be waived so long as the shares of the Corporation are held by fewer than one hundred (100) holders of record.
Section 6 Disclosure on Distribution. Any distribution of income or capital assets of the Corporation to holders of Securities of the Corporation other than its promissory notes shall be accompanied by a written statement disclosing the source of the funds distributed. If, at the time of distribution, this information is not available, a written explanation of the relevant circumstances shall accompany the distribution and the written statement disclosing the sources of the funds distributed shall be sent to such holders not later than sixty (60) days after the close of the year in which the distribution was made.
Section 7 Financial Statements. A copy of any annual financial statement and any income statement of the Corporation for each quarterly period of each year and any accompanying balance sheet of the Corporation as of the end of each such period that has been prepared by the Corporation shall be kept on file in the principal executive office of the Corporation for twelve (12) months, and each such statement shall be exhibited at all reasonable times to any Shareholder demanding an examination of any such statement or a copy shall be mailed to any such Shareholder.

If the holder or holders of at least five percent (5%) of the outstanding shares of any class of stock of the Corporation make a written request to the Corporation for an income statement of the Corporation for the three (3) month, six (6) month or nine (9)month period of the then current year ended more than thirty (30) days before the date of the request, and a balance sheet of the Corporation as of the end of that period, the chief financial officer shall cause the statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after the receipt of the request. If the Corporation has not sent to the Shareholders its annual report for the last year, this report shall likewise be delivered or mailed to the Shareholders within thirty (30) days after the request. A balance sheet, income statement and a statement of changes in financial position for the also last fiscal year shall also be included unless the Corporation has sent the Shareholders an annual report for the last fiscal year.
The Corporation shall also, on the written request of any Shareholder, mail to the Shareholder a copy of the last annual, semi-annual or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.
The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the Corporation or the certificate of an authorized officer of the Corporation that the financial statements were prepared without audit from the books and records of the Corporation.
Section 8 Annual Statement of General Information. The Corporation shall annually, during the period prescribed by law, file with the Secretary of State of the State of California, on the prescribed form, a statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the chief executive officer, secretary and chief financial officer, the street address of its principal executive office or principal business office in this state, and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of service of process, all in compliance with Section 1502 of the California Corporations Code.
ARTICLE XI
General Corporate Matters
Section 1 Record Date for Purposes Other Than Notice and Voting. For purposes of determining the Shareholders entitled to receive payment of any dividend or other distributions or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than action by Shareholders by written consent without a meeting), the Board of Directors may fix, in advance, a record date which shall not be more than sixty (60), nor less than ten (10) days before any such action, and in that case only shareholders of record on the date so fixed are entitled to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date so fixed, except as otherwise provided in the California General Corporation Law.
If the Board of Directors does not so fix a record date, the record date for determining Shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

Section 2 Checks. Drafts. Evidence of Indebtedness. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by resolution of the Board of Directors.
Section 3 Corporate Contracts and Instruments: How Executed. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
Section 4 Issuance of Certificates. Every holder of shares of equity or debt Securities of the Corporation shall be entitled, upon request, to have a certificate signed in the name of the Corporation by the chairman or vice chairman of the board or the president or a vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the Security holder. Any or all of the signatures on the certificate may be facsimile. In the event any officer, transfer agent or register who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or register before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or register at the date of issuance. The foregoing provisions notwithstanding, the Board of Directors may adopt a system of issuance, recordation and transfer of its Securities by electronic or other means not involving any issuance of certificates, including provisions for notice to purchasers and substitution for required statements on the certificates as may be required by Sections 417, 418 and 1302 of the California Corporations Code, as amended, and as may be required by the Commissioner of Corporations in administering the California Corporate Securities Law of 1968, which system (a) has been approved by the United States Securities and Exchange Commission, (b) is authorized in any statute of the United States, or (c) is in accordance with Division 8 (commencing with Section 8101) of the California Commercial Code, as amended.
Section 5 Lost Certificates. Except as provided in this Section 5, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may require, including provision for indemnification of the Corporation secured by a bond or other adequate security sufficient to protect the Corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

Section 6 Representation of Shares of Other Corporations. The chairman of the board, the president or any vice president, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation. The authority granted to these officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.
Section 7 Redemption and Stop Transfer for Tax Purposes. If the Directors shall, at any time and in good faith, be of the opinion that ownership of Securities of the Corporation has or may become concentrated to an extent that may prevent the Corporation from qualifying as a real estate investment trust under the Code, then the Directors shall have the power, by lot or other means deemed equitable by them, to prevent the transfer of and/or to call for redemption a number of Securities of the Corporation sufficient, in the opinion of the Directors, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the Code. The redemption price to be paid for Securities of the Corporation so called for redemption, on the date fixed for redemption, shall be the average of the highest bid and the lowest asked quotations on the last business day prior to the redemption date as reported by Pink Sheets, LLC or a similar organization selected from time to time by the Corporation or if there be no such bid and asked quotations, as determined by the Board of Directors in good faith. From and after the date fixed for redemption by the Directors, the holder of any Securities of the Corporation so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such Securities of the Corporation, other than the right to payment of the redemption price determined as aforesaid.
Section 8 Provisions in Conflict with Law or Regulations. The provisions of these Bylaws are severable, and if the Directors shall determine, with the advice of counsel, that anyone or more of such provisions (“Conflicting Provisions”) are in conflict with the Code or with other applicable federal or California laws and regulations, the Conflicting Provisions shall be deemed never to have constituted a part of these Bylaws; provided, however, that such determination by the Directors shall not affect or impair any of the remaining provisions of these Bylaws or render invalid or improper any action taken or omitted (including but not limited to the election of Directors) prior to such determination. Such determination shall become effective when a certificate signed by a majority of the Directors setting forth any such determination and reciting that it was duly adopted by the Directors, shall be filed with the books and records of the Corporation. The Directors shall not be liable for failure to make any determination under this Section. Nothing in this Section shall in any way limit or affect the right of the Directors or the shareholders to amend these Bylaws.
Section 9 Competing Activities of Officers. Directors. Nothing in these Bylaws shall be interpreted as prohibiting the officers and Directors of the Corporation from engaging directly or indirectly in activities which are, or may be, competitive with the business of the Corporation and, except as may be required by the California Corporations Code, as amended, they shall have no obligation to present to the Corporation any investment opportunities which become available to them pursuant to such other activities.
Section 10 Construction. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the California Corporations Code shall govern the construction of these Bylaws.

ARTICLE XII
Amendments. Specific Shareholder Voting Requirements
Section 1 Amendment by Shareholders. The provisions of Article I, insofar as it relates to Article VIII and Article IX, Sections 1, 2 and 3 of Article III; Sections 1 through 6 of Article IV, Article VII, Article VIII and Article IX, Article X, Article XI, and Article XII of these Bylaws may only be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that no amendment which would change any rights with respect to any outstanding class of Securities of the Corporation, by reducing the amount payable thereon upon liquidation of the Corporation, or by diminishing or eliminating any voting rights pertaining thereto, may be made unless also approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding Securities of such class. Subject to the foregoing, new Bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that the amendment of any provision which contains a requirement for a greater vote for any action shall require a vote equal to such greater vote for approval.
Section 2 Amendment by Directors. Subject to the rights of the Shareholders as provided in Section 1 of this Article, to adopt, amend or repeal Bylaws, and the requirements of approval of certain matters by the Independent Directors as set forth in Section 11 of Article IV, Bylaws may be adopted, amended or repealed by the Board of Directors, provided, however, that the Board of Directors may adopt a bylaw or amendment of a bylaw changing the authorized number of Directors only for the purpose of fixing the exact number of Directors within the limits which may be specified in the Articles of Incorporation or in Section 3 of Article IV of these Bylaws.
Section 3 Business Combinations. Without the prior vote or written consent of the holders of at least sixty-six and two- thirds percent (66-2/3%) of the outstanding shares, the Corporation shall not enter into any business combination with a holder, or group of holders acting in concert, holding, of record and/or beneficially, ten percent (10%) or more of the outstanding shares (such holder or holders shall be referred to as an “Interested Shareholder”).
For the purposes hereof, a “business combination” shall mean (i) a merger or consolidation between or with the Corporation and the Interested Shareholder and/or its Affiliates; (ii) any sale, lease, exchange, mortgage, pledge, transfer of assets to an Interested Shareholder and/or its Affiliates having an aggregate fair market value of at least $1,000,000; (iii) any reclassification or reorganization, the effect of which would be to increase the proportion of outstanding shares of any class of the Corporation’s equity Securities convertible into a class of equity Securities owned by an Interested Shareholder and/or its Affiliates; and (iv) the adoption of any plan for the liquidation or dissolution of the Corporation, proposed by or on behalf of the Interested Shareholder and/or its Affiliates.
The foregoing provisions requiring a sixty-six and two-thirds percent (66-2/3%) or greater vote of the outstanding shares shall not apply, however, in any event if: (i) at the time the business combination is consummated or during the prior twelve (12) months the Corporation beneficially owned a majority of the outstanding equity Securities of the Interested Shareholder; (ii) the business combination was approved by all of the Directors, who at the time such approval was given were not Affiliates or nominees of the Interested Shareholder or were Directors prior to the time the Interested Shareholder became an Interested Shareholder (“Disinterested Directors”) or successors of Disinterested Directors who were not Affiliates or nominees of the Interested Shareholder and who were recommended to succeed the Disinterested Directors by a majority vote of the Disinterested Directors. If these requirements are satisfied or a majority of the Disinterested Directors approve the business combination and recommend it to the Shareholders, the approval or consent of the Shareholders holding a majority of the outstanding shares of the Corporation’s common stock will be required to approve the business combination.

CERTIFICATE OF ADOPTION OF BYLAWS
OF
NetREIT
A California Corporation
I hereby certify that I am the duly elected, qualified and acting Secretary of NetREIT, a California Corporation, and that the above and foregoing Bylaws correctly state and set forth the Bylaws of the Corporation, that were amended and adopted as the Bylaws of the Corporation by Unanimous Written Consent to Action by the Corporation’s Board of Directors dated _______________, 2009 and at Corporation’s Annual Shareholders Meeting dated August  _____, 2009.
IN WITNESS WHEREOF, I have hereunto subscribed my name this  _____  day of August, 2009.

Kenneth W. Elsberry Secretary

ANNEX B
RESTATED ARTICLES OF INCORPORATION FOR NETREIT

ENDORSED — FILED
In the Office of the Secretary of State
of the State of California

JAN 28 1999

BILL JONES, Secretary of State
ARTICLES OF INCORPORATION
OF
NetREIT
I
The name of the corporation is NetREIT.
II
The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California, other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.
III
The name and address in this state of this Corporation’s Agent for service of process are:
Jack K. Heilbron
NetREIT
1282 Pacific Oaks Place
Escondido, CA 92029
IV
1. This corporation is authorized to issue two classes of shares designated “Common Stock” and “Preferred Stock”. The total number of shares of Preferred Stock which this corporation is authorized to issue is Ten Million (10,000,000). The total number of shares of Common Stock which this corporation is authorized to issue is One Hundred Million One Thousand (100,001,000). This corporation is authorized to issue Common Stock in the following series:
a. One Hundred Million (100,000,000) shares of Common Stock, Series A. In the event of a liquidation of this corporation, Common Stock, Series A shall be entitled to all assets allocated to holders of Common Stock. Common Stock, Series A shall be subject to redemption by this corporation in accordance with Section 2 of this Article IV.
b. One Thousand (1,000) shares of Common Stock, Series B. In the event of the liquidation of the corporation, the Common Stock, Series B shall be entitled to receive no portion of the corporation’s assets that shall be allocated to the holders of the Common Stock.
Except as set forth herein, the rights preferences, terms and conditions of Common Stock, Series A and Common Stock, Series B shall be identical in all respects.

2. The Board of Directors of this corporation shall have the power to prevent the transfer of the Common Stock, Series A, or may call for redemption, in a manner approved by the Board of Directors, of a number of the shares of Common Stock, Series A from any holder or holders, directly or indirectly, of nine and eight tenths percent (9.8%) or more of the then issued and outstanding Common Stock, Series A, sufficient in the opinion of the Board of Directors to maintain or bring the direct or indirect ownership of such shares of this corporation into conformity with the requirements for a Real Estate Investment Trust under the provisions of the Internal Revenue Code of 1986, as amended (the “Code”). In the event less than all of the shares held by such persons are called for redemption, the amount redeemed from each shall bear the same proportion to each other as the number of shares of Common Stock, Series A held by each as of the redemption date. The redemption price shall be (i) the last reported sales price of the shares of Common Stock, Series A on the last business day prior to the redemption date on the principal national securities exchange on which the shares of Common Stock, Series A are listed or admitted to trading, (ii) if the shares of Common Stock, Series A are not so listed or admitted to trading, the average of the highest bid and lowest asked prices on such last business day as reported by the NASDAQ, National Quotation Bureau Incorporated or a similar organization selected by this corporation for the purpose, or (iii) if no such independent quotations exist, as determined in good faith by the Board of Directors to be the fair market value of said shares on the last business day prior to the redemption date. The holders of any shares of Common Stock, Series A so called for redemption shall be entitled to payment of such redemption price within a reasonable time of the date fixed for redemption. From and after the date fixed for redemption by the Board of Directors, the holders of any shares of Common Stock, Series A so called for redemption shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such shares of Common Stock, Series A, excepting only the right to payment of the redemption price fixed as subscribed above. The Board of Directors may require, whenever it is deemed by them reasonably necessary to protect the tax status of this corporation, statements or affidavits from any holder of shares of Common Stock, Series A or proposed transferee of shares of Common Stock, Series A, setting forth the number of shares of Common Stock, Series A already owned by him and any related person specified in the form prescribed by the Board of Directors for that purpose. If, in the opinion of the Board of Directors, which shall be conclusive upon any proposed transferor or proposed transferee of shares of Common Stock, Series A, any proposed transfer would jeopardize the status of this corporation as a Real Estate Investment Trust under the code, the Board of Directors may refuse to permit the transfer. Any attempted transfer as to which the Board of Directors have refused their permission shall be void and of no effect to transfer any legal or beneficial interest in the shares of Common Stock, Series A. All contracts for the sale or other transfer or exercise of shares of Common Stock, Series A shall be subject to this provision.
3. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights granted to or imposed upon any wholly unissued series or preferred shares including the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices and the liquidation preference, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

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4. This corporation is authorized to issue Thirty-five Thousand (35,000) shares of Series A Preferred Stock (“Series A Preferred Stock”). The Series A Preferred Stock shall have the following rights, preferences and privileges.
a. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation, the holders of shares of the Series A Preferred Stock shall be entitled to receive, out of the assets of the corporation, whether such assets are capital or surplus and whether or not any dividends as such are declared, the amount equal to nine dollars and 10/100 ($9.10) per share plus an amount equal to all accrued and unpaid dividends thereon to the date fixed for distribution, and no more (the “Liquidation Preference”), before any distribution shall be made to the holders of the Common Stock or any other class of shares or series thereof ranking junior and subordinate to the Series A Preferred Stock with respect to the distribution of assets. For the purposes of the foregoing,
(i)
A merger or consolidation of the corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations with or into the corporation, or the sale of all or substantially all of the assets of the corporation, or any other corporate reorganization, in which consolidation, merger, sale of assets or reorganization the stockholders of the corporation receive distributions in cash or securities of another corporation or corporations as a result of such consolidation, merger, sale of assets or reorganization, shall be treated as a liquidation, dissolution or winding up of the corporation, unless the stockholders of the corporation hold more than fifty percent (50%) of the voting equity securities of the successor or surviving corporation immediately following such consolidation, merger, sale of assets or reorganization, in which case such consolidation, merger, sale of assets or reorganization shall not be treated as a liquidation, dissolution, or winding up within the meaning of this Section.

(ii)
Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, specifying a payment date and the place where the distributive amounts shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date elected therein, to the holders of record of the Series A Preferred Stock at their respective addresses as the same shall appear on the books of the corporation.

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(iii)
No payment on account of such liquidation, dissolution or winding up of the affairs of the corporation shall be made to the holders of any class or series of stock ranking on a parity with the Series A Preferred Stock in respect of the distribution of assets, unless there shall also be paid at the same time to the holders of the Series A Preferred Stock similar proportionate distributive amounts, ratably, in proportion to the fully distributive amounts to which they and the holders of such parity stock are respectively entitled with respect to such preferential distribution.

b. Holders of the Series A Preferred Stock shall be entitled to receive for each share of Series A Preferred Stock, when, as and if declared by the Board of Directors out of funds at the time legally available therefore, dividends at the rate equal to (i) $0.65 per annum, or (ii) $0.162 per quarter payable quarterly in arrears on April 1, July 1, October 1 and January 1 of each year until they are redeemed, except that if any such date is on a Saturday, Sunday or a legal holiday, then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday. If declared, dividends shall be paid in cash. Dividends shall accrue and be cumulative from the date of first issuance of the Series A Preferred Stock and will be payable to holders of record as they appear on the stock books of the corporation on such record dates as are fixed by the Board of Directors. No interest shall be payable with respect to any dividend payment on the Series A Preferred Stock which may be in arrears.
c. The Series A Preferred Stock shall have priority as to dividends over the Common Stock and any series or class of the corporation’s stock hereafter issued (“junior dividend stock”), except such Preferred Stock which it may issue which is senior to the Series A Preferred Stock (“senior dividend stock”) or other Preferred Stock which is on parity with the Series A Preferred Stock (parity dividend stock”). No dividend (other than dividends payable solely in Common Stock or any other series or class of the corporation’s stock hereafter issued that ranks junior as to dividends to the Series A Preferred Stock) shall be declared, paid or set apart for payment on, and no purchase, redemption or other acquisition shall be made by the corporation of, any Common Stock or junior dividend stock unless all accrued and unpaid dividends on the Series A Preferred Stock shall have been declared and paid or set apart for payment. If at any time the corporation shall have failed to declare and pay or set apart for payment, any accrued and unpaid dividends on the Series A Preferred Stock, the corporation shall not pay any dividends on any other series of Preferred Stock junior to or of parity with the Series A Preferred Stock. The corporation shall not pay dividends on any class or series of parity dividend stock if any such stock is hereafter issued, unless it shall have declared and paid or set aside for payment, or shall have contemporaneously declared and paid or set apart for payment, all accrued and unpaid dividends for all prior periods on the Series A Preferred Stock; and the corporation shall not pay dividends on the Series A Preferred Stock unless it shall have declared and paid or set aside for payment or shall have contemporaneously declared and paid or set apart for payment all accrued and unpaid dividends for all prior periods on the parity dividend stock. Whenever all accrued dividends are not paid in full on the Series A Preferred Stock or any parity dividend stock, all dividends declared on the Series A Preferred Stock and such parity dividend stock shall be declared and made pro rata so that the amount of dividends declared per share on the Series A Preferred Stock and such parity dividend stock shall bear the same ratio that accrued and unpaid dividends per share on the Series A Preferred Stock and such parity stock bear to each other.

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d. The corporation may, at any time, in its sole discretion, redeem for cash payment any or all of the Series A Preferred Shares; provided, the corporation must redeem all Series A Preferred Stock on or before December 31, 2003. Such redemption shall be at a price of $9.10 per share plus accrued but unpaid dividends thereon. The Redemption Price shall be paid in cash. If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the corporation shall select those to be redeemed pro rata or by law or in such other manner as the Board of Directors may determine. In the event that the corporation shall have failed to pay accrued dividends on the Series A Preferred Stock, it shall not redeem any of the then-outstanding Series A Preferred Stock until all such accrued and unpaid dividends and the then current annual dividends, pro rated until the redemption date, shall have been paid in full, or provided for, on all shares of Series A Preferred Stock. Notice of redemption shall be mailed at least thirty (30) days but not more than sixty (60) days prior to the redemption date to each holder of record of the Series A Preferred Stock to be redeemed at the holder’s address shown on the stock transfer books of the corporation. After the redemption date, unless there shall have been a default in payment of the redemption price, dividends will cease to accrue on the shares of the Series A Preferred Stock called for redemption, and all rights of the holders of the Series A Preferred Stock will terminate.
e. Except as provided herein, the holders of the Series A Preferred Stock shall have no voting rights except as required by law. However, in the event that the equivalent of three (3) quarterly dividends payable on the Series A Preferred Stock shall not be declared and paid, the holders of the Series A Preferred Stock shall have four (4) votes for each share, and shall vote with the Common Shareholders, only to elect or remove directors of the corporation at any duly called special or annual meeting of the Common Shareholders called for the purpose of voting on the election or removal of directors. This right shall continue until all dividends in arrears and dividends in full for the current quarterly period have been paid or have been declared and set aside for payment.
f. So long as any Series A Preferred Stock is outstanding, the corporation shall not, without the affirmative vote of the holders of record of at least two-thirds of the shares of the Series A Preferred Stock then-outstanding, voting separately as a class, (1) amend, alter or repeal any provision of the Articles of Incorporation or the Bylaws of the corporation so as to affect adversely the relative rights, preferences, qualifications, limitations or restrictions of the Series A Preferred Stock, (2) authorize or issue, or increase the authorized amount of, any additional class or series of stock or any security convertible into stock of such class or series, ranking senior to or on parity with the Series A Preferred Stock as to dividends or as to distributions upon liquidation, dissolution or the winding up of the corporation, or (3) affect any reclassification of the Series A Preferred Stock.

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V
1. The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.
2. This corporation is authorized to provide indemnification of its agents (as defined in Section 317 of the California General Corporation Law) for breach of their duty to this corporation and its shareholders through bylaw provisions or through agreements, with the agents, or both, in excess of the indemnification otherwise permitted by such Section 317, subject to the limits on such excess indemnification set forth in Section 204 of the California General Corporation Law.
3. Any amendment, repeal or modification of the foregoing provision of this Article VI shall not adversely affect any right of indemnification or limitation of liability of an agent of this corporation relating to acts or omissions occurring prior to such repeal or modification.
DATED: January 15, 1999

/s/ BRUCE J. RUSHALL
BRUCE J. RUSHALL, Incorporator

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PROXY CARD
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NetREIT
Annual Meeting of Shareholders – August 28, 2009
The undersigned shareholder of NETREIT, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders to be held on Friday, August 28, 2009 at 9:30 a.m. Pacific Time, at 1282 Pacific Oaks Place, Escondido California, 92029, telephone (760) 471-8536, and hereby appoints Jack K. Heilbron and Kenneth W. Elsberry, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at said Annual Meeting and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.
Either of such attorneys or their substitutes has and may exercise all of the powers of said attorneys-in-fact hereunder.
[SEE REVERSE SIDE]

CONTINUED AND TO BE SIGNED ON THIS SIDE
[ x ] Please mark votes as in this example.
This Proxy will be voted as directed or, if no direction is indicated, will be voted FOR proposals 1 and 2A-2G, inclusive, below, and as said proxies deem advisable on such other matters as may properly come before the meeting.
PROPOSAL 1: ELECTION OF DIRECTORS - Nominees:

Larry G. Dubose	Jack K. Heilbron	Sumner J. Rollings
Thomas E. Schwartz	Bruce Staller	David Bruen
Kenneth W. Elsberry	William Allen

[ ] VOTE FOR	[ ] WITHHELD VOTE	[ ] VOTE FOR
ALL NOMINEES	FROM ALL NOMINEES	NOMINEES NOT LINED OUT

(Instruction: You may withhold authority to vote for any individual nominee by striking a line through the nominee’s name above.)
PROPOSAL 2A: TO RATIFY THE AMENDMENT TO COMPANY’S BYLAWS AND PROVIDE FOR CHANGE IN SHAREHOLDER MEETING DATE.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
PROPOSAL 2B: TO RATIFY THE AMENDMENT TO THE COMPANY’S BYLAWS AND ARTICLES OF INCORPORATION TO CORRECT INCONSISTENCY FOR NUMBER OF DIRECTORS

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
PROPOSAL 2C: TO RATIFY THE AMENDMENT TO THE COMPANY’S BYLAWS TO REQUIRE A 66 2/3 MAJORITY FOR REDUCTION OF DIRECTORS TO LESS THAN FIVE (5).

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
PROPOSAL 2D: TO RATIFY THE AMENDMENT TO THE COMPANY’S BYLAWS TO ALLOW CERTAIN INVESTMENTS FOR HEDGING PURPOSES ONLY AND NOT SPECULATION.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
PROPOSAL 2E: TO RATIFY THE AMENDMENT TO THE COMPANY’S BYLAWS TO ALLOW ADDITIONAL COMPANY STRUCTURES THAT MAY BE USED FOR INVESTMENT IN REAL PROPERTY OWNERSHIP.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
PROPOSAL 2F: TO RATIFY THE AMENDMENT TO THE COMPANY’S BYLAWS TO ALLOW FOR ISSUANCE OF REDEEMABLE, VOTING EQUITY PREFERRED STOCK.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
PROPOSAL 2G: TO RATIFY THE AMENDMENT TO THE COMPANY’S BYLAWS TO REMOVE ALL REFERENCES TO ADVISOR AND ADVISORY CONTRACTS.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

I PLAN TO ATTEND THE MEETING.	Yes [ ]	No [ ]
(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature:	Date:

Signature:	Date:

(Joint owners must each sign. Please sign exactly as your name(s) appear(s) on this Proxy. When signing as an attorney, trustee, executor, administrator or guardian, please give your full title. If signer is a corporation, please sign the full corporation name and full title of signing officer.)